As filed with the Securities and Exchange Commission on April 30, 2012

Registration Nos. 333-26505
and 811-08209

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ☐
       Pre-Effective Amendment No.                                                                                                            ☐

       Post-Effective Amendment No. 17                                                                                                 ☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☐
Amendment No. 11                                                                                                                                 ☒

United Investors Universal Life Variable Account
(Exact Name of Registrant)

United Investors Life Insurance Company
(Name of Depositor)

     2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 268-1000
Depositor's Telephone Number, including Area Code:

Max Berueffy, Esq.

United Investors Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Name and Address of Agent for Service:

     Copy to: Frederick R. Bellamy, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485
☒ On May 1, 2012 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a) of Rule 485
☐ On pursuant to paragraph (a) of Rule 485

Title of securities being registered:
Flexible Premium Variable Life Insurance Policies

Prospectus May 1, 2012

     This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

     A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

     Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ADVANTAGE PLUSSM
VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICY
    issued by
United Investors Life Insurance Company
through United Investors Universal Life Variable Account

United Investors Life Insurance Company
Variable Products Division
     Administrative Office
P.O. Box 1928
Birmingham, Alabama 35282-8238

Telephone: (800) 456-6330

The policy offers 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios*:

•	Ivy Funds VIP Asset Strategy**

•	Ivy Funds VIP Balanced

•	Ivy Funds VIP Bond

•	Ivy Funds VIP Core Equity

•	Ivy Funds VIP Growth

•	Ivy Funds VIP High Income**

•	Ivy Funds VIP International Growth

•	Ivy Funds VIP Money Market

•	Ivy Funds VIP Science and Technology

•	Ivy Funds VIP Small Cap Growth

* Formerly named W&R Target Funds, Inc.
** Not available in California

VARIABLE LIFE INSURANCE POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

U-1165, Ed. 5-11

PRIVACY POLICY

United Investors Life Insurance Company cares about protecting its policyholders’ privacy. In the process of providing the products and services you requested, we will collect, use and share certain information you provided. This Privacy Policy explains what information we collect and how we use that information. The policy also explains how we protect the security and confidentiality of your information.

Collection of Information

We collect and retain information necessary for us to provide the products and services you requested. In that process we may collect non-public information from you as a result of: your completion of an insurance application or other forms; your transactions and experience with us; or from a consumer reporting agency such as the Medical Information Bureau.

Confidentiality of Information

We do not disclose any non-public information about you, either during or after your relationship with us, to anyone, except as permitted by law, such as to your authorized representative, or in order to provide the products and services you requested, or to comply with applicable laws or regulations.

Internal Protection of Information

We restrict access to non-public personal information about you to those employees who need to know that information to provide the products and services you requested. We maintain physical, electronic and procedural safeguards to comply with federal regulations to guard this information.

Disclosure of Our Privacy Policy

We are sending you this Notice for informational purposes and may amend this Privacy Policy at any time and will update it as required. We also post our current privacy notice at our website: www.uilic.com.

UILPN, Ed. 4/02
Privacy Policy

Table of Contents
Policy Benefits/Risks Summary	1
Policy Benefits	1
Death Benefits	1
Cash Benefits	1
Transfers	2
Tax Benefits	2
Dollar-Cost Averaging	2
Free Look	2
Supplemental Benefits	2
Illustrations	2
Policy Risks	3
Investment Risk.	3
Risk of Termination	3
Tax Risks.	3
Surrender Risks	4
Loan Risks	4
Risk of Increase in Current Fees and Charges	4
Risk of Frequent Trading	4
Portfolio Risks	5
Fee Tables	6
The Policy	9
The Policy in General	9
Purchasing a Policy	9
When Insurance Coverage Takes Effect	10
“Free Look” Right to Cancel the Policy	10
Policy Changes	10
Premiums	11
Planned Premiums	11
Premiums to Prevent Termination	11
Processing Your Policy Transactions: “Good Order” Requirements	12
Death Benefit Guarantee	12
Crediting Premiums to the Policy	13
Net Premium Allocations	13
Tax-Free “Section 1035” Exchanges	13
Policy Values	14
Policy Value	14
Variable Account Value	14
Fixed Account Value	15
Death Benefits	16
Amount of Death Benefit Payable	16
Death Benefit Options	17
Changing the Death Benefit Option	17
Changing the Face Amount.	18
Effect of Partial Surrenders on the Death Benefit	19
Beneficiary	19
Surrenders and Partial Surrenders	20
Surrenders	20
Partial Surrenders	20

ii

Transfers	20
General	20
Transfer Limitations	22
Dollar-Cost Averaging	23
Loans	24
Payments	25
Policy Reinstatement	26
United Investors Life Insurance Company and The Fixed Account	26
United Investors Life Insurance Company	26
The Fixed Account	26
The Variable Account and the Portfolios	27
The Variable Account	27
Changing the Variable Account.	27
The Portfolios	28
Addition, Deletion, or Substitution of Investments	31
Voting of Portfolio Shares.	32
Charges and Deductions.	32
Premium Expense Charge	33
Mortality and Expense Risk Charge	33
Monthly Deduction	33
Surrender Charge	34
Partial Surrender Charge	35
Cost of Insurance	35
Other Charges	36
Supplemental Benefits and Riders	36
Tax Considerations	37
Introduction.	37
Tax Status of the Policy	37
Tax Treatment of Policy Benefits	38
Taxation of United Investors	42
Employment-Related Benefit Plans	42
Sale of the Policies	42
State Variations.	43
Legal Proceedings	43
Financial Statements	43
Glossary	44
Statement of Additional Information Table of Contents	45

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

     The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

     This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

     The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states.

This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

      We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our Administrative Office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:
	(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or
	(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

     Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

     The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

     The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

     Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•
Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•
Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•
Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

     Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See “Transfers.”)

Tax Benefits

     We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

     Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

     For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

     Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;

•	accidental death benefit rider;

•	additional insured term insurance rider;

•	children’s term insurance rider; and

•	disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

     You should receive your own personalized illustrations of hypothetical death benefits and policy values that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

     The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

     If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

     If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

     The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

     In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

     Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 591/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable ordinary income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

     If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy especially in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

     Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences. (See “Tax Considerations.”)

Loan Risks

     A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•
Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

     If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

     Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

     The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions (“Harmful Trading”) or between the variable investment divisions and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

     A comprehensive discussion of the risks of each portfolio may be found in the Ivy Funds Variable Insurance Portfolios prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees
	When Charge is	Amount Deducted—Maximum
Charge	Deducted	Guaranteed Charge
Premium Expense	Upon receipt of each	3.5% of each premium payment for state, local
Charge:	premium payment	and federal tax charges
Surrender Charge:	Upon full surrender, lapse or	$6.00 to $26.00 per $1,000 of face amount,
	decrease in face amount	which varies with the insured’s age on the
	before the end of the 16th	policy’s effective date (or at the time of increase
	policy year (or before the	in the policy’s face amount)(1)
end of the 16th policy year
following an increase in the
policy’s face amount)
Representative Insured:	Upon full surrender, lapse or	$7.75 per $1,000 of face amount(2)
Age 39 in the first policy	decrease in face amount
year	before the end of the 16th
policy year (or before the
end of the 16th policy year
following an increase in the
policy’s face amount)
Partial Surrender	Upon partial surrender of	The lesser of $25 or 2% of the partial surrender
Charge:	the policy	amount, plus a portion of the surrender charge
equal to (i) the percentage of the net cash
surrender value requested, multiplied by (ii) the
surrender charge then in effect
Accelerated Death	At the time the accelerated	$250 plus expected future interest on
Benefit Rider:	death benefit is paid	accelerated benefit amount at a rate of 6%(3)

*
Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1)
The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See “Charges and Deductions.”)

(2)
The surrender charge varies based on the insured’s age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy’s data page will indicate the surrender charge applicable to your policy.

(3)	The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 6.0%.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted—
	When Charge is	Maximum Guaranteed	Amount Deducted—
Charge	Deducted	Charge	Current Charge
Cost of Insurance:(4)
Minimum and	On policy’s effective	$0.06-$1,000.00 per	$0.06-$23.81 per $1,000
Maximum(5) Charge	date and on each	$1,000 of net amount at	of net amount at risk per
	monthly anniversary	risk(6) per month	month
Representative Insured:	On policy’s effective	$0.11 per $1,000 of net	$0.08 per $1,000 of net
Issue Age 31, Female	date and on each	amount at risk per month	amount at risk per month
Preferred Non-Tobacco	monthly anniversary
Administrative Charge:	On policy’s effective	$7.50 per month for life	$5.00 per month for the
	date and on each	of the policy	life of the policy
monthly anniversary
Guaranteed Death	On policy’s effective date	$0.01 per $1,000 of face	$0.01 per $1,000 of face
Benefit Charge:	and on each monthly	amount per month	amount per month
anniversary while the
death benefit guarantee
remains in effect
Mortality and Expense	Daily	Annual rate of 0.90% for	Annual rate of:
Risk Charge:		all policy years of the	• 0.90% during first 10
		average daily net assets	policy years
		of each variable	• 0.70% during policy
		investment division in	years 11 and later
		which you are invested	of the average daily net
assets of each variable
investment division in
which you are invested
Policy Loan Interest	Daily on any outstanding	2.0% annually(7)	2.0% annually(7)
Charge:	loan	Certain loans may have	Certain loans may have
		a 0% charge	a 0% charge

(4)	Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount, or other factors. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay.
Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.
(5)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(6)	The net amount at risk is equal to the amount by which the death benefit divided by 1.00327374 exceeds the policy value.
(7)	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted—
		Maximum Guaranteed	Amount Deducted—
Charge	When Charge is Deducted	Charge	Current Charge
Optional Rider Charges:
• Accidental Death	On rider’s effective date	$0.10 per $1,000 of rider	$0.10 per $1,000 of rider
Benefit Rider	and on each monthly	coverage amount per	coverage amount per
	anniversary	month	month
• Additional Insured
Term Insurance
Rider(8)
Minimum and	On rider’s effective date	$0.06-$1,000.00 per	$0.06-$36.26 per $1,000
Maximum Charge	and on each monthly	$1,000 of rider coverage	of rider coverage amount
	anniversary	amount per month	per month
Representative	On rider’s effective date	$0.31 per $1,000 of rider	$0.22 per $1,000 of rider
Insured:	and on each monthly	coverage amount per	coverage amount per
Attained Age 48,	anniversary	month	month
Female Standard Non-
Tobacco
• Children’s Term	On rider’s effective date	$1.00 per $1,000 of rider	$1.00 per $1,000 of rider
Insurance Rider	and on each monthly	coverage amount per	coverage amount per
	anniversary	month	month
• Disability Waiver of
Monthly Deduction
Rider(8)
Minimum and	On rider’s effective date	$0.01-$0.28 per $1.00 of	$0.01-$0.28 per $1.00 of
Maximum Charge	and on each monthly	monthly deductions for	monthly deductions for
	anniversary	other benefits	other benefits
Representative	On rider’s effective date	$0.02 per $1.00 of	$0.02 per $1.00 of
Insured:	and on eachmonthly	monthly deductions for	monthly deductions for
Attained Age 48	anniversary	other benefits	other benefits

(8)
Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

      The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2011. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that
are deducted from portfolio assets, including management fees,	0.47%	—	1.18%
distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)

The Policy

The Policy in General

     The Advantage Plus Variable Life Insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age
59½, subject to a 10% tax penalty. (See “Tax Considerations.”)

     In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

     You may divide your Advantage Plus policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

     You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your rights under your policy.

      To purchase a policy, you must complete an application, submit it in good order to our Administrative Office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules and are in good order.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

     There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

     Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

     You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See the section entitled “Payments”.

     Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

     We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

     During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

      Some states may require a longer period or a different refund amount. In order to cancel the policy, we generally require that you return it by mail or other delivery before the end of the “free look” period to our Administrative Office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

     Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

     We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for variable products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in good order in the variable products department.

Planned Premiums

      When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly by automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our Administrative Office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

     If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

     You will have a 61-day grace period to pay an additional premium sufficient to keep your policy in force. At least 30 days before the policy ends without value (or longer where state law requires) we will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). Your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

     If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Processing Your Policy Transactions: “Good Order” Requirements

      We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our Administrative Office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Death Benefit Guarantee

     During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

     For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

      Between the date your initial premium is received and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it at our Administrative Office, or the next business day thereafter.

Net Premium Allocations

      When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our Administrative Office. The change will apply to all premiums received after we receive your instructions in good order, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Tax-Free “Section 1035” Exchanges

     You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction. (See “Tax Considerations.”)

Policy Values

Policy Value

     The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	partial surrenders; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

     The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

     The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)
the value of the variable investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)
the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

     Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or

(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

     A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)	total interest credited to the fixed account since the previous monthly anniversary; plus

(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

      If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our Administrative Office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) Such satisfactory proof of death must be received in good order at our Administrative Office to avoid a delay in processing the death benefit claim. The death benefit will be paid to the beneficiary (or beneficiaries). (See “Beneficiary.”) When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

     Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

Please note that the payment of the death benefit is subject to our financial strength and claims-paying ability.

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or
(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B. The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or
(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

     Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see your personal illustrations.)

     Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

     The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

     You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

     (a)       each change must be submitted by written request received in good order by our Administrative Office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)
if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)
if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

     The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

     You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

Increasing the Face Amount. To increase the policy’s face amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

     The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

     The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

      Decreasing the Face Amount. You may decrease the policy’s face amount by submitting a written request in good order to our Administrative Office. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or

(b)	the monthly anniversary one year after the date of the last change in face amount.

     A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

     We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)	the policy value when the decrease is made.

     The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

     For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

     After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)
If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

      You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a written request in good order at our Administrative Office. Upon our acceptance of the request, the change will take effect as of the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Maturity

     The maturity date of the policy is the policy anniversary on which the insured attains age 100. If the insured survives to attained age 100 and the maturity date is not extended to keep the policy in force, then the proceeds payable by this policy are the policy value less any loan balance.

     If the insured survives to attained age 100 and you ask us to continue this policy, then we will extend the maturity date if in doing so this policy still qualifies as life insurance according to the Internal Revenue Service and your state. In order to continue this policy beyond age 100, we may require that the death benefit not exceed the policy value. The tax consequences of continuing the policy are unclear. See “Tax Considerations” below.

Surrenders and Partial Surrenders

Surrenders

      You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, at our Administrative Office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request in good order unless you request other arrangements. We may postpone payment of surrenders under certain conditions. All surrender requests must be submitted in good order to avoid a delay in processing your request. Surrendering the policy may have tax consequences. (See “Tax Considerations.”) Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Partial Surrenders

      You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing and received at our Administrative Office in good order. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus

(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

     When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. All partial surrender requests must be submitted in good order to avoid a delay in processing your request. Partial surrenders may reduce or eliminate the benefits and guarantees available under the policy. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

General

     At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

      Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order at our Administrative Office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

      Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

     There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

     Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the variable investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

     In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     Transfer Limitations. Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost life insurance policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

     We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

     Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

     The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

     We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•
imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

     While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

     We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

     You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

     The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer (usually 4:00 p.m. Eastern Time).

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

      You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our Administrative Office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our Administrative Office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

      You may borrow up to 90% of your cash surrender value at any time by submitting a written request in good order to our Administrative Office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

     When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

     Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

     We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

     Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

     Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

     Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

     Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

     Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

      Written requests for payment must be sent to our Administrative Office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our Administrative Office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our Administrative Office receives all required documents and information in good order.

Telephone or FAX requests may be allowed by us in certain circumstances.

     We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

	(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

	(ii)	trading is restricted by the SEC, or

	(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

     We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

     The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

     Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

     The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement in good order to our Administrative Office;

(b)	provide evidence of insurability satisfactory to us;

(c)	pay or agree to reinstatement of any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

      We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are currently incorporated in the State of Nebraska. We are a stock life insurance company, wholly owned by Protective Life Insurance Company, which in turn is wholly owned by Protective Life Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

     Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

     The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

     The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

     Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

     As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

     The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

     The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

     We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

     We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1) if shares of the portfolio are no longer available for investment, or

(2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)
disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)
operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

     The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy*;

2.	Ivy Funds VIP Balanced;

3.	Ivy Funds VIP Bond;

4.	Ivy Funds VIP Core Equity;

5.	Ivy Funds VIP Growth;

6.	Ivy Funds VIP High Income*;

7.	Ivy Funds VIP International Growth

8.	Ivy Funds VIP Money Market;

9.	Ivy Funds VIP Science and Technology; and

10.	Ivy Funds VIP Small Cap Growth.

* For policies issued in California, the investment divisions which invest in the Ivy Funds VIP Asset Strategy and the Ivy Funds VIP High Income are not available.

     The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

     We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

     The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP	Ivy Funds VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective
Asset Strategy	by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies.
Ivy Funds VIP	Ivy Funds VIP Balanced seeks to provide total return through a combination of capital
Balanced	appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.
Ivy Funds VIP	Ivy Funds VIP Bond seeks to provide current income consistent with preservation of capital.
Bond	It seeks to achieve its objective by investing primarily in investment grade debt securities.
The Portfolio considers debt securities to be investment grade if they are related to BBB-or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO)
or, if unrated, determined by WRIMCO, the Portfolio’s investment manager, to be of comparable quality. During normal market conditions, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S.
government securities), and other asset-backed securities.
Ivy Funds VIP	Ivy Fund VIP Core Equity seeks to provide capital growth and appreciation. It seeks to
Core Equity	achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell
& Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager believes have dominant market positions in their industries.
Ivy Funds VIP	Ivy Funds VIP Growth seeks to provide growth of capital. It seeks to achieve its objective
Growth	by investing primarily in a diversified portfolio of common stocks issued by what Waddell
& Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high-quality, growth-oriented large cap sized companies with appreciation possibilities.
Ivy Funds VIP	Ivy Funds VIP High Income seeks to provide total return through a combination of high
High Income	current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including loan participations and other loan instruments (loan participations), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment
Management Company (WRIMCO), the Portfolio’s investment manager, consistent with the
Portfolio’s objective.
Ivy Funds VIP	Ivy Funds VIP International Growth seeks to provide growth of capital. It seeks to achieve
International	its objective by investing primarily in common stocks of foreign companies that Waddell &
Growth	Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-
term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP	Ivy Funds VIP Money Market seeks to provide current income consistent with maintaining
Money Market*	liquidity and preservation of capital. It seeks to achieve its objective by investing in U.S.
dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determine by WRIMCO, the Portfolio’s investment manager, to be of comparable quality.
Ivy Funds VIP	Ivy Funds VIP Science and Technology seeks to provide growth of capital. It seeks to
Science and	achieve its objective by investing primarily in the equity securities of science and technology
Technology	companies around the globe. Under normal market conditions, the Portfolio invests at least
80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of WRIMCO, the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.
Ivy Funds VIP	Ivy Funds VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its
Small Cap Growth	objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies.

*
During period of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

     In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

     These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Ivy Funds Variable Insurance Portfolios that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Ivy Funds Variable Insurance Portfolios and to substitute shares of another portfolio of Ivy Funds Variable Insurance Portfolios or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of Ivy Funds Variable Insurance Portfolios or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

     We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Ivy Funds Variable Insurance Portfolios, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

     We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

     We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations and dollar-cost averaging programs;

(c)	administration of various elective options under the policy; and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

     We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

     While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

     We deduct a daily charge from the average daily net assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

     We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and

(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

     Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

     If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

     The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
Age	1-6	7	8	9	10	11	12	13	14	15	16	17+
0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00
26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00
31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00
36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00
41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00
46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00
51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00
56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00
61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00
66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00
71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

     Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

     A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

     The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s data page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)	is the policy value at the beginning of the policy month.

     The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

     The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

     The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, applicable risk class as well as the duration of the policy and other factors. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;

•	Standard Non-Tobacco;

•	Standard Tobacco;

•	Substandard Non-Tobacco; and

•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

     The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

     We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes.

Other Charges

     In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

     For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectus for Ivy Funds Variable Insurance Portfolios.

     In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

      Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our Administrative Office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

     Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

     Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

     Children’s Term Insurance Rider. This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

     Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

     Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

     The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Ivy Funds Variable Insurance Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts.

Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions during the insured’s lifetime, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59½;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

      If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans up to the preferred loan amount are less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     Policy Loan. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

     If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

     Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

     Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

     Withholding. To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

     Section 1035 Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

     Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

     Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

     Alternative Minimum Tax. Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

      Business Uses of the Policy. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

     Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j)) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

     Non-Individual Owners and Business Beneficiaries of Policies. If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

     Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death. The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

      For 2012, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

     The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals who income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from the policy.

     Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

     We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Employment-Related Benefit Plans

     On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

     Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010. Comerica Securities, Inc. is a corporation organized under the laws of the state of Michigan. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

     To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

     Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

      The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Administrative Office for specific information.

Legal Proceedings

     United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Comerica Securities, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

      Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Administrative Office.

Glossary
Administrative Office	P.O. Box 1928, Birmingham, Alabama 35282-8238 (800-456-6330).
Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our Administrative
Office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, the Friday after Thanksgiving and, in most years, December 24 (Christmas Eve day) and December 31 (New Year’s Eve day), are not
business days.
Cash Surrender Value	Policy value less any applicable surrender charges.
Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.
Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.
Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.
Fixed Account Value	The policy value in the fixed account.
Loan Balance	The sum of all outstanding loans including principal and interest.
Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.
Minimum Monthly	For any policy month during the death benefit guarantee period, the minimum amount of
Premium	premium required to keep the death benefit guarantee in effect.
Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.
Net Cash SurrenderValue	Cash surrender value less any loan balance.
Net Premium	The premium received less the premium expense charge.
Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.
Policy Anniversary
The same day and month as the policy’s effective date each year that the policy remains in force.
If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.
Policy Loan	A request to borrow a portion of the net cash surrender value.
Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.
Policy Value	The sum of the variable account value and the fixed account value.
Variable Account Value	The sum of the values of the variable investment divisions under your policy.
We, Us, or United Investors	United Investors Life Insurance Company.
You and Your	The policy owner.

Statement of Additional Information Table of Contents
Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Paid-Up Insurance Option	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Other Information	5
Underwriters	5
Experts	5
Potential Conflicts of Interest	6
Reports to Owners	6
Legal Matters	6
Additional Information	6
Financial Statements	6

45

      The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 45 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call1-800-456-6330 or write to us at our Administrative Office.

     The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102.Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-08209

46

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division
P.O. Box 1928
Birmingham, Alabama 35282-8238

Telephone: (800) 456-6330

STATEMENT OF ADDITIONAL INFORMATION
Flexible Premium Variable Life Insurance Policy

      This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2012 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2012.

Statement of Additional Information Table of Contents
Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Paid-Up Insurance Option	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Other Information	5
Underwriters	5
Experts	5
Potential Conflicts of Interest	6
Reports to Owners	6
Legal Matters	6
Additional Information	6
Financial Statements	6

Additional Policy Information

The Contract

     The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

     After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

     The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

     The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

 Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

      You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it in good order at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request in good order to us (at our Administrative Office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request in good order. A change of policy owner may have tax consequences. You should consult a tax adviser before changing the policy owner. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

     This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme. This policy is not designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Paid-Up Insurance Option

     If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

3

Dividends

     The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

     Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

     Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

	(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)
the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

	(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

	(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

	(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

     We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

4

Other Information

Underwriters

     Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010.

     Prior to that date, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter received the following sales compensation with respect to the policies:

Aggregate Amount
of Commissions
Paid To Sterne Agee
Fiscal year	Financial Services, Inc. *
2009	$47,634.83
2010	$26,237.65
2011	$0

Aggregate Amount
of Commissions
Fiscal year	Paid To Comerica Securities
2009	$ 0
2010	$55,000
2011	$60,000

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

     Commissions payable for policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

      The statement of assets and liabilities of United Investors Universal Life Variable Account as of December 31 2011 and the related statement of operations and the statement of changes in net assets for the year ended December 31, 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The statutory financial statements and schedules of United Investors Life Insurance Company as of December 31, 2011, and for the year then ended (prepared using accounting practices prescribed or permitted by the Nebraska Department of Insurance) included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The statutory-basis statement of admitted assets, liabilities and capital and surplus of United Investors Life Insurance Company as of December 31, 2010 and the related statutory-basis statements of operations and cash flows for the year then ended and the statement of changes in net assets of the portfolios of United Investors Universal Life Variable Account for the year ended December 31, 2010, and the financial highlights for each of the four years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

5

Potential Conflicts of Interest

     In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

     The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

     At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

     Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

Financial Statements

     The statutory-basis financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

6

United Investors Life Insurance
Company
(a wholly-owned subsidiary of Protective Life Insurance Company)
Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2011 and 2010, and
Supplemental Schedules as of and for the
Year Ended December 31, 2011, and Independent
Auditors’ Reports

UNITED INVESTORS LIFE INSURANCE COMPANY

TABLE OF CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1

INDEPENDENT AUDITORS’ REPORT	2

STATUTORY-BASIS FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

Statutory-Basis Statements of Admitted Assets, Liabilities and Capital and Surplus	3-4

Statutory-Basis Statements of Operations	5

Statutory-Basis Statements of Changes in Capital and Surplus	6

Statutory-Basis Statements of Cash Flows	7

Notes to the Statutory-Basis Financial Statements	8-43

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011:	44

Supplemental Schedule of Selected Statutory-Basis Financial Data	45-46

Supplemental Summary Investment Schedule	47

Supplemental Schedule of Investment Risk Interrogatories	48-50

Report of Independent Auditors

To the Board of Directors and Share Owner of United Investors Life Insurance Company:

We have audited the accompanying statutory statement of admitted assets, liabilities and capital and surplus of United Investors Life Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the “Company”) as of December 31, 2011, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011, or the results of its operations or its cash flows for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Notes 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories of the Company as of December 31, 2011 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2011 and for the year then ended. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 27, 2012

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
United Investors Life Insurance Company:
Birmingham, Alabama

We have audited the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company (the “Company”) as of December 31, 2010, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Deaprtment of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United Investors Life Insurance Company as of December 31, 2010, or the results of its operations or its cash flows for the year then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

Dallas, Texas
April 28, 2011

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2011 AND 2010 (Amounts in thousands except share and per share information)

	2011	2010

ADMITTED ASSETS

INVESTMENTS (Note 2):

Bonds — at amortized cost (fair value $815,097 and $745,921 in 2011 and 2010, respectively)	$725,481	$719,859

Preferred stock — at amortized cost (fair value $25,327 and $0 in 2011 and 2010, respectively)	25,099	0
Contract loans — secured by cash values	31,426	30,834
Short-term investments — at cost which approximates fair value	0	1
Cash and cash equivalents	8,037	5,002
Receivables for securities	1	2,735
Total cash and invested assets	790,044	758,431

UNCOLLECTED PREMIUMS AND AGENTS’ BALANCES IN THE COURSE OF COLLECTION	1,279	1,167

DEFERRED PREMIUMS, AGENTS’ BALANCES, AND INSTALLMENTS BOOKED BUT DEFERRED AND NOT YET DUE	34,383	39,016

INVESTMENT INCOME DUE AND ACCRUED	12,628	12,836

CURRENT FEDERAL INCOME TAX RECEIVABLE	636	0

NET DEFERRED TAX ASSET (Note 7)	17,133	11,158

OTHER ADMITTED ASSETS	3,369	1,015

SEPARATE ACCOUNT ASSETS	635,688	770,904

TOTAL	$1,495,160	$1,594,527

(Continued)

See notes to the statutory-basis financial statements.

3

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2011 AND 2010 (Amounts in thousands except share and per share information)

	2011	2010

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES:

Aggregate reserves for future policy benefits — life and annuity (Notes 4 and 6), and transfers from Separate Accounts	$638,615	$630,227
Policy and contract — claims life and annuity	4,969	5,508
Supplementary contracts without life contingencies	261	285
Premiums and annuity considerations received in advance	33	62
Payable to affiliates (Note 8)	2,950	0
Other liabilities	2,849	1,095
Asset valuation reserve	1,486	0
Separate account liabilities	635,688	770,904

Total liabilities	1,286,851	1,408,081

CONTINGENCIES (Notes 4 and 10)

CAPITAL AND SURPLUS (Note 9):

Common stock, $6 par value — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Paid-in and contributed surplus	52,000	52,000
Additional admitted deferred tax asset (Note 7)	11,599	7,575
Unassigned surplus	141,710	123,871

Total capital and surplus	208,309	186,446

TOTAL	$1,495,160	$1,594,527

(Concluded)

See notes to the statutory-basis financial statements.

4

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

REVENUE:
Premiums and annuity considerations	$62,836	$113,023

Net investment income (net of expenses of $2,419 and $2,626 and includes amounts from former affiliates of $0 and $12,189 in 2011 and 2010, respectively) (Note 2)	46,076	103,950
Commissions and expense allowances on reinsurance ceded	765	43
Amortization of interest maintenance reserve	486	537
Income from fees associated with investment management, administration and contract guarantees from separate accounts	16,122	18,094
Separate account surrender charges	948	1,527
Other miscellaneous income	124	197

Total revenue	127,357	237,371

BENEFITS AND EXPENSES:
Death benefits	50,093	47,456
Annuity benefits	18,146	65,423
Disability benefits	893	828
Surrender benefits	33,338	35,665
Other benefits to policyholders and beneficiaries	398	293
Change in aggregate reserves for future policy benefits (Note 4)	12,977	(838,723)
Commissions on premiums and annuity considerations	2,002	3,122
Commissions and expense allowances on reinsurance assumed	0	1,327
Administrative charge on annuity business assumed	0	980
Termination of funds withheld and inception of coinsurance (Note 4)	0	854,163
General expenses and insurance taxes, licenses, and fees	13,168	4,848
Change in loading	507	4,416
Transfers from separate accounts	(24,777)	(24,002)

Total benefits and expenses	106,745	155,796

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET REALIZED CAPITAL LOSSES	20,612	81,575

FEDERAL INCOME TAX EXPENSE (Note 7)	7,213	25,237

NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES	13,399	56,338

NET REALIZED CAPITAL LOSSES — Net of federal income tax benefit of $151 and $(3,151) in 2011 and 2010, respectively, and $456 and $(3,385) transferred to interest maintenance reserve in 2011 and 2010, respectively	0	(11,629)

NET INCOME	$13,399	$44,709

See notes to the statutory-basis financial statements.

5

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

CAPITAL AND SURPLUS — Beginning of year	$186,446	$466,771

Net income	13,399	44,709
Change in unrealized capital gains (losses), net of tax	0	435
Change in deferred income tax	12,903	60,426
Change in nonadmitted assets	(7,053)	(42,044)
Change in asset valuation reserve	(1,486)	3,795
Transfer of net assets to former affiliate pursuant to the purchase agreement	0	(5,883)
Dividends to stockholders (Note 9)	0	(341,795)
Change in reserve on account of change in valuation basis	4,100	0
Change in supplemental executive retirement plan	0	32
Net change in capital and surplus	21,863	(280,325)

CAPITAL AND SURPLUS — End of year	$208,309	$186,446

See notes to the statutory-basis financial statements.

6

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$66,820	$120,724
Net investment income	46,757	105,751
Net transfer from separate and segregated accounts	24,159	25,607
Miscellaneous income	17,884	19,861

Total	155,620	271,943

Benefits and loss related payments	103,070	155,274
Commissions, expenses paid, and aggregate write-ins for deductions	15,808	33,312
Federal and foreign income taxes paid	8,000	23,042

Total	126,878	211,628

Net cash from operations	28,742	60,315

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	55,181	84,643
Miscellaneous proceeds	2,733	0

Total investment proceeds	57,914	84,643

Cost of investments acquired:
Bonds	85,770	196,734
Miscellaneous applications	0	658

Total investments acquired	85,770	197,392

Net increase in contract loans and premium notes	591	1,712

Net cash (used in) provided by investments	(28,447)	(114,461)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES (USES) — Cash provided (applied):
Net deposits on deposit-type contracts and other insurance liabilities	(24)	(36)
Dividends to stockholders (Note 9)	0	(33,359)
Other cash provided	2,763	32,175

Net cash used in financing and miscellaneous uses	2,739	(1,220)

RECONCILIATION OF CASH AND SHORT-TERM INVESTMENTS:
Net change in cash and short-term investments	3,034	(55,366)
Cash and short-term investments:
Beginning of year	5,003	60,369

End of year	$8,037	$5,003

See notes to the statutory-basis financial statements.

7

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

1.	GENERAL COMPANY INFORMATION AND SUMMARY OF SIGNIFICANT STATUTORY ACCOUNTING POLICIES

United Investors Life Insurance Company (the Company), is an insurance company domiciled in the State of Nebraska. All of the outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (PLICO), an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (PLC), an insurance holding company domiciled in the State of Delaware. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Lyndon Property Insurance Company, Protective Life & Annuity Insurance Company, Protective Life Insurance Company of New York, and West Coast Life Insurance Company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

PLICO purchased the Company on December 31, 2010 for $364 million. The Company was previously owned by Liberty National Life Insurance Company (Liberty National), a wholly-owned subsidiary of Torchmark Corporation (Torchmark). As a result of the acquisition, the Company terminated a funds withheld agreement and entered into a coinsurance agreement with former affiliates within the Torchmark holding group. Please refer to Note 4 for further information regarding the 2010 reinsurance transactions with former affiliates occurring in conjunction with the Company’s December 31, 2010 acquisition by PLICO. In addition, certain net assets of the Company relating to employee benefits and federal income taxes of $1.7 million and $4.2 million, respectively, were transferred to Liberty National pursuant to the purchase agreement and recorded as an adjustment to surplus.

The Company issues various life, annuity, and variable policies in all states but New York. As a result of the acquisition of the Company by PLICO, the Company ceased marketing all products. Therefore, the Company’s blocks of business were closed and in “run-off” beginning in 2011.

Basis of Presentation — The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). The Company is a stock, legal reserve, life insurer. The Department recognizes only statutory practices prescribed or permitted by the State of Nebraska for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Nebraska Insurance Law. The Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Nebraska. The Department has adopted certain prescribed accounting practices that

8

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

differ from those found in NAIC SAP, none of which had a material impact on the Company’s Statutory-basis Statements of Admitted Assets, Liabilities, Capital and Surplus, and Statements of Operations at and for the years ended December 31, 2011 and 2010. The Company has no material permitted practices at or for the years ended December 31, 2011 or 2010.

Statutory and Generally Accepted Accounting Principles Differences — Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)
the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

(2)	deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)
policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(4)	assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus;

(5)	bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company’s investment portfolio activity;

(6)	Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)	certain assets and liabilities are reported net of ceded reinsurance balances;

(8)	realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

9

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

(9)
deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

(10)
adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)	sales of assets between affiliated companies are generally recorded at fair value;

(12)	the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)	the IMR is reported as a liability and the amortization of the IMR is reported as revenue;

(14)	the statements of cash flows are presented in the required statutory format;

(15)
the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

(16)
life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)
for reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(18)	market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis.

10

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The net income and capital and surplus prepared in conformity with statutory accounting practices compared to that reported in conformity with GAAP at and for the year ended December 31, 2011 are as follows:

	Net Income	Capital & Surplus
	($ in thousands)

Statutory-basis amounts	$13,399	$208,309
Investments	(1,873)	59,308
Deferred acquisition costs	(6,416)	83,296
AVR/IMR	(30)	(1,093)
Income taxes	(3,049)	(68,528)
Policy holder benefits & reserves	19,526	87,405
Non-admitted assets	0	52,660
Other, net	408	(146)
GAAP-basis amounts	$21,965	$421,211

Summary of Significant Accounting Policies — Significant accounting policies used in the preparation of the accompanying statutory-basis financial statements are as follows:

Revenue and Policy Acquisition Cost Recognition — Premiums and annuity considerations are recognized over the premium-paying period of the policies. Consideration received on deposit-type contracts, which do not contain any life contingencies, is recorded directly to the related liability. Policy acquisition costs, such as commissions and other costs related to acquiring new business, are charged to current operations as incurred.

Future Policy Benefits — Aggregate reserves for future policy benefits for individual life policies have been provided on the net level premium method and the commissioner’s reserve valuation method, based on estimates of mortality, and investment yields, without provisions for withdrawals, as prescribed by state insurance regulatory agencies. Interest rate assumptions range from 3.0% to 6.0%. For life insurance policies, mortality rates are obtained from statutory mortality tables, primarily the 1958 C.S.O., and 1980 C.S.O. Tables. Future policy benefit reserves for annuity contracts are based on either the commissioner’s annuity reserve valuation method with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 3.5% to 7.25% or the accumulated contract value.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. Surrender values are not promised in excess of legally computed reserves.

11

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. The mean reserves are determined by computing the regular mean reserve on the plan and age and holding an additional one-half (1/2) of the extra premium charge for the year.

As of December 31, 2011, the Company has $1.6 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover this insurance totaled $14.7 million and are reported in the liabilities section of the Statement of Admitted Assets, Liabilities and Capital and Surplus. Tabular Interest, tabular less actual reserves released, and tabular cost are determined by formula. The Company has no material amounts included in 2011 other net changes in reserves to report. For 2010, other net changes in reserve includes $(865.0) million which was related to the termination of a reinsurance agreement with a former affiliate, United American Insurance Company. Please refer to Note 4 for further information.

Policy and Contract Claims — Unpaid losses and loss adjustment expenses include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and while management believes that amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period determined.

Federal Income Taxes — The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

Nonadmitted Assets — Nonadmitted assets (principally negative IMR, deferred income tax assets, and bills receivable) have been charged to unassigned surplus.

Interest Maintenance and Asset Valuation Reserves — An IMR is maintained as prescribed by the NAIC for the purpose of deferring realized gains and losses on the disposal of bonds resulting from changes in the overall level of interest rates. Such realized gains and losses are amortized into income over the approximate remaining life of the bonds sold. In addition, an AVR is maintained as prescribed by the NAIC for the purpose of providing for default and equity risks related to the Company’s invested assets. Changes in the AVR are charged directly to surplus.

12

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Investments — Investments are recorded in accordance with rules promulgated by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks at market, the difference between cost and market is reflected in unassigned surplus.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer surveys, trustee information or internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus.

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the accompanying statutory-based statements of operations, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

13

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on a monthly basis. Interest income on mortgage-backed securities and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Due and accrued income is excluded from investment income when collection of interest is uncertain. No due and accrued investment income was excluded at December 31, 2011 or December 31, 2010. Interest earned on policy loans is charged in arrears and recognized ratably. Realized gains and losses are determined on a specific identification method.

Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, ranging from 3 to 10 years. Depreciation expense on the

Company’s property and equipment, which is nonadmitted, was zero in 2011 and $30 thousand in 2010.

Reinsurance — The Company cedes and assumes insurance risks with other companies. Aggregate reserves for future policy benefits, premiums, and expenses are reported after deduction of amounts relating to reinsurance ceded and addition of amounts relating to reinsurance assumed. The cost of insurance purchased on reinsurance assumed contracts and any commissions earned on the retrocession of these contracts is charged directly to surplus.

Repurchase Agreements — The Company previously participated in a repurchase agreement program. Under these agreements, the Company’s policy required a minimum of 102% of the purchase price of repurchase agreements to be maintained as collateral, in accordance with Statements of Statutory Accounting Principles (SSAP) 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. At December 31, 2011, the Company had no amounts outstanding under this program. As of year-end 2010, the Company’s overnight repurchase agreements were collateralized with instruments with a total par value of $9.6 million and a total fair value of $10.6 million. The agreements outstanding at December 31, 2010 were for a duration of thirty days or less.

Fair Values of Financial Instruments — Fair value of cash and short-term investments approximate carrying value. Fair values for investment securities are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service. The carrying value of the separate account assets and liabilities approximate their fair value. See Note 3 for more information regarding the Company’s fair value measurements and procedures.

Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since December 31, 2011, and therefore, current estimates of fair value may differ significantly from the amounts presented herein.

14

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Employee Benefit and Stock Option Plans — The Company had no employees at December 31, 2011. However, until its acquisition by PLICO on December 31, 2010, and under previous ownership, certain employees of the Company participated in Stock Options and Stock Purchase Plans. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the Company measures any compensation cost for benefits relating to its participation in the Torchmark stock option plans as the fair value of the stock at the measurement date less amounts required to be paid by the employee upon exercise, with any resulting cost recognized over the service period. Since Torchmark grants these options at the market price on the date of grant, there is no difference between the fair value and the amount that the employee is required to pay upon exercise of the option; therefore, no compensation expense is required to be recorded in the statutory-basis financial statements.

The Company previously participated in a noncontributory defined benefit pension plan sponsored by its former affiliate, Torchmark, which covered substantially all of the Company’s employees, for which the Company had no legal obligation. This plan covered employees of the Company as well as other Torchmark affiliates. In addition, Company employees were eligible to participate in various defined contribution plans sponsored by either Liberty National or Torchmark, both former affiliates, including a noncontributory defined contribution plan. In the aggregate, these defined contribution plans covered substantially all employees. Upon acquisition of the Company by PLICO on December 31, 2010, Torchmark retained all liabilities under these plans. The Company’s expenses incurred under these plans were immaterial for the year ended December 31, 2010.

Separate Accounts — Variable annuity and life products were marketed by the Company to service a variety of needs, including retirement income and long-term tax-deferred growth opportunities. Deposits for variable annuity and life products are invested at the policyholder’s direction into their choice of a variety of mutual funds managed by Waddell & Reed (W&R) and other fund managers, which vary in degree of investment risk and return. A fixed annuity investment account is also available as a variable annuity investment option. Investments pertaining to variable annuity and life deposits are reported at fair value as Separate Account Assets and the corresponding deposit balances for variable annuities and life products are reported as Separate Account Liabilities. Premiums related to sales of variable annuities and life products are reflected in income as deposit-type funds. The premiums are transferred to the separate accounts, net of surrenders and applicable policy charges for insurance risk, administration, asset management fees, and sales commissions.

Risk Based Capital — The Department has adopted risk based capital (RBC) requirements for life insurance companies, as promulgated by the NAIC. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory-basis financial

15

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level capital (ACLC).

The RBC guidelines define specific capital levels based on a company’s ACLC that are determined by the ratio of the Company’s total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the AVR and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

At December 31, 2011 and 2010, the statutory TAC of the Company exceeded the level requiring corrective action.

Use of Estimates — The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to the significant changes are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Concentrations of Credit Risk — Financial instruments that potentially subject the Company to concentrations of credit risk are primarily bonds, equity securities, short-term investments, and cash on deposit. Such investments include investments in commercial paper of companies with high credit ratings, investments in money market securities, and investments in securities backed by the United States government. The Company limits the amount of credit exposure with any one financial issuer or institution and believes that no significant concentration of credit risk exists with respect to the portfolio. Please refer to Note 2 for further information regarding the Company’s concentration of credit risk.

Subsequent Events — We have evaluated subsequent events after the balance sheet date of December 31, 2011 through April 27, 2012, which is the date the financial statements were available to be issued. The Company has received approval from regulatory authorities, including its domiciliary State, Nebraska, and will merge with and into its parent, PLICO, on July 1, 2012. PLICO will be the surviving legal entity, and the Company will cease to exist effective July 1, 2012.

16

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

New or Pending Accounting Standards — Effective December 31, 2010, the Company adopted SSAP No. 5 – Revised, “Liabilities, Contingencies, and Impairments of Assets” (SSAP No. 5R), which adopts, with modification, Financial Accounting Standards Board (FASB) Interpretation Number 45 (FIN 45). The substantive revisions require entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 35 – Revised, “Guaranty Fund and Other Assessments,” (SSAP No. 35R), which adopted, with modification, Accounting Standards Codification (ASC) 405-30 (ASC 405-30). The revisions modify the conditions required before recognizing liabilities for insurance-related assessments. Under the new guidance the liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. This impacts prospective-premium based guaranty fund assessments as the event that obligates the entity is the writing of, or becoming obligated to write or renew the premiums on which future assessments are to be based. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 91 – Revised, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” (SSAP No. 91R), which updated securities lending accounting, reporting and disclosures. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Accounting Changes — In connection with the purchase of the Company by PLICO on December 31, 2010, and subsequent conversion of the Company’s actuarial valuation software, the Nebraska Department approved certain reserve adjustments during 2011. The impact of these changes was to increase “Aggregate reserve for future policy benefits—life and annuity” (Statutory-basis Statement of Liabilities) by $9.2 million and decrease “Uncollected Premiums and Agents’ Balances in the Course of Collection” (Statutory-basis Statement of Admitted Assets) by $3.4 million, with a corresponding increase of $9.2 million to “Change in aggregate reserves for future policy benefits” (Statutory-basis Statement of Operations) and decrease to “Premiums and annuity considerations” of $3.4 million (Statutory-basis Statement of Operations). Other approved reserve adjustments included interest rate changes for certain lines of business that had previously been calculated using rates that were lower than the allowable maximum rate and certain adjustments to the alternative minimum reserve calculations for policy riders, which decreased “Aggregate reserve for future policy benefits — life and annuity” by $4.1 million at December 31, 2011. The $4.1 million impact of this change was treated as a “Change in reserve on account of change in valuation basis” (Statutory-basis Statement of Changes in Capital and Surplus). The cumulative net impact of all changes mentioned above was a decrease to “Unassigned surplus” and “Capital and surplus” of $8.5 million.

17

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

2. INVESTMENTS

Net investment income for the years ended December 31, 2011 and 2010, is summarized as follows:

	December 31
	2011	2010
	($ in thousands)

Bonds	$44,851	54,184
Preferred stock - former affiliates	0	12,189
Preferred stock - unaffiliated	2,064	0
Policy loans	1,552	2,019
Short-term investments and cash on deposit	0	750
Income on funds withheld on business assumed	0	37,434
Miscellaneous investment income	28	0
Gross investment income	48,495	106,576
Less investment expenses	2,419	2,626
Net investment income	$46,076	$103,950

The cost or amortized cost, gross unrealized gains and losses, and fair value of bonds and preferred stock as of December 31, 2011 and 2010, are as follows:

	2011
	($ in thousands)
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$22,438	$1,591	$0	$24,029
Other governments	0	0	0	0
Special revenue and assessment	74,786	3,957	0	78,743
Industrial and miscellaneous	556,552	91,220	(4,230)	643,542
Hybrids	61,959	841	(4,081)	58,719
Total bonds, excluding loan-backed and structured securities	715,735	97,609	(8,311)	805,033

Loan-backed and structured securities:
Residential mortgagebacked securities	3,615	48	0	3,663
Commercial mortgage backed securities	6,131	270	0	6,401
Total Loan-backed and structures securities	9,746	318	0	10,064
Total Bonds	725,481	97,927	(8,311)	815,097
Preferred Stock	25,099	335	(107)	25,327
Total Bonds and Preferred Stock	$750,580	$98,262	$(8,418)	$840,424

	2010
	($ in thousands)
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$2,651	$52	$(1)	$2,702
Other governments	55,108	224	(1,737)	53,595
Political subdivision	18,762	0	(296)	18,466
Industrial and miscellaneous	563,881	35,326	(6,489)	592,718
Hybrids	79,457	1,381	(2,398)	78,440
Total bonds	$719,859	$36,983	$(10,921)	$745,921

18

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The amortized cost at December 31, 2011, and December 31, 2010, includes adjustments for those securities that are other-than-temporarily impaired (OTTI) and for lower rated securities stated at the lower of amortized cost or fair value.

The amortized cost and fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected and actual maturities will differ from contractual maturities because the issuers of such bonds may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
	($ in thousands)

Bonds, excluding loan-backed and structured securities:
Due in one year or less	$2,509	$2,523
Due after one year through five years	20,338	21,979
Due after five years through ten years	52,827	59,305
Due after ten years	640,061	721,226

Total bonds, excluding loan-backed and structured securities	715,735	805,033

Total loan-backed and structured securities	9,746	10,064
Total bonds	$725,481	$815,097

Proceeds from sales of bonds during 2011 and 2010 were $79.8 million and $22.4 million, respectively. Gross gains of $0.6 million and $0.5 million in 2011 and 2010, respectively, were realized on those sales. Gross losses of zero and $1.4 million were realized on those sales in 2011 and 2010, respectively.

The Company had approximately $2.7 million in U.S. Treasury notes on deposit with various state insurance and governmental regulatory agencies as required by law at both December 31, 2011 and 2010, respectively.

The Company’s portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. Fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers declines in value resulting from changes in market interest rates to be temporary. In certain circumstances, however, the Company determines that the decline in value of a security is other-than-temporary and writes the book value of the security down to fair value, realizing an investment loss. The determination that an impairment is other-than-temporary is highly subjective and involves the careful consideration of many factors.

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the “Loan-backed and Structured Securities” section for information on loaned-back security OTTI). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the

19

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. The Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. No OTTI’s were recognized during either 2011 or 2010.

The following table discloses unrealized investment losses by class of investment at December 31, 2011 and 2010. The Company considers these investments to be only temporarily impaired.

	2011
	Less Than Twelve Months		Twelve Months or Longer		Total
	($ in thousands)
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Industrial and miscellaneous	$37,895	$(2,791)	$8,077	$(1,439)	$45,972	$(4,230)
Hybrids	30,005	(2,838)	7,626	(1,243)	37,631	(4,081)
Total fixed maturities	67,900	(5,629)	15,703	(2,682)	83,603	(8,311)
Preferred stock	11,306	(107)	0	0	11,306	(107)

Total unrealized losses	$79,206	$(5,736)	$15,703	$(2,682)	$94,909	$(8,418)

	2010
	Less Than Twelve Months		Twelve Months or Longer		Total
	($ in thousands)
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Political subdivisions	$38,371	$(1,737)	$18,466	$(296)	$56,837	$(2,033)
Corporates	90,486	(3,512)	103,990	(5,376)	194,476	(8,888)
Total fixed maturities	128,857	(5,249)	122,456	(5,672)	251,313	(10,921)

Total unrealized losses	$128,857	$(5,249)	$122,456	$(5,672)	$251,313	$(10,921)

The Company had securities with a market value of $15.7 million in an unrealized loss position for greater than 12 months at December 31, 2011, composed of primarily banking, communications, and insurance securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

20

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

At December 31, 2011, the company held the following individual securities that exceeded 10% of capital and surplus:

Carrying Value
($ in thousands)

Municipal Electric Authority of Georgia	$25,000
Transalta Corp.	24,669

As of December 31, 2010, the Company did not own any loan-backed nor any asset-backed securities. Therefore, the Company has no exposure to subprime mortgage related risk through direct holdings in loan-backed securities. However, during the year the Company held investments in single-class mortgage-backed securities consisted entirely of GNMAs (U.S. government-backed agency pools) and FNMAs (U.S. government-sponsored agency pools). The Company did not own any non-agency residential MBS that were subject to specialized reporting under SSAP No. 43R. During 2010, the Company sold all of its holdings in GNMA and FNMA pools at a gain of $126 thousand.

At December 31, 2011, the Company held two mortgage-backed securities at December 31, 2011, consisting of a Freddie Mac residential mortgage-backed bond with a carrying value of $3.6 million, and a JP Morgan Chase commercial mortgage-backed bond with a carrying value of $6.1 million. Both securities were acquired during 2011, neither security was impaired during 2011, and both had fair values which exceeded statutory book value at December 31, 2011. Therefore, neither security is subject to specialized reporting under SSAP No. 43R. The Company had no direct exposure through subprime mortgage loans at December 31, 2011.

The Company owns investments in foreign securities. Certain European countries have experienced varying degrees of financial stress. Risks from the continued debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. Although the financial relief plan announced by European leaders on October 27, 2011 initially drew favorable responses from the financial markets, details remain to be negotiated and implementation is subject to certain contingencies and risks. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

As discussed in Note 1, the Company adopted Statement of Statutory Accounting Principles No. 100, “Fair Value Measurements” (“SSAP No. 100”), effective December 31, 2010. SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition

21

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,
(b) Quoted prices for identical or similar assets or liabilities in non-active markets,
(c) Inputs other than quoted market prices that are observable, and
(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31, 2011 about the Company’s financial assets and liabilities measured at fair value:

	($ in thousands)
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Separate account assets	$635,688	$635,688	$0	$0

The Company did not hold any Level 3 financial instruments as of December 31, 2011.

There were no transfers between levels for the twelve months ended December 31, 2011.

22

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Fair Value Methodology

Description of Pricing Inputs — The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Determination of Fair Values — The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for all Level 1 and 2 financial instruments owned by the Company

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these two pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided

23

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the twelve months ended December 31, 2011.

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company.

The Company’s Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

24

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The carrying amount and estimated fair values of the Company’s financial instruments as reported on the Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2011 are as follows:

	2011
	($ in thousands)
	Statement Value	Estimated Fair Value

Financial assets:
Bonds	$725,481	$815,097
Preferred stock	25,099	25,327
Cash	8,037	8,037
Policy loans	31,426	31,426
Assets related to separate accounts	635,688	635,688
Financial liabilities:
Annuities	125,145	124,394

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations.

The book value of the Company’s cash approximates fair value.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The Separate Account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in mutual funds. The fair value of mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a level 1 valuation as defined by SSAP No. 100.

25

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

As of December 31, 2011 the Company estimated the fair value of annuity account balances using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

4.	REINSURANCE

The Company has entered into reinsurance contracts involving life insurance and annuity policies. The aggregate reserves for future policy benefits, unearned premiums, policy and contract claims, premiums, and benefits are reported after adding or deducting amounts relating to reinsurance assumed or ceded, respectively.

In conjunction with the sale of the Company to PLICO, the Company entered into a coinsurance agreement with Liberty National on December 31, 2010. Under this agreement, certain non-variable life insurance policies were ceded to Liberty National. Statutory assets and liabilities were transferred on 12/31/2010 from the Company to the reinsurer as follows:

●	Life Benefit Reserves	$(29.4	) million

●	Claim Liability and Advance Premium	(2.4	) million

●	Net Due Premium	0.2	million

●	Net Deferred Premium	9.7	million

●	Net Change in Statutory Reserves	$(21.9	) million

An estimated settlement of $20.7 million was computed based upon the ending November 2010 Statutory net reserves. Funds were transferred from the Company to Liberty National on December 31, 2010. A payable to the reinsurer in the amount of $1.2 million was recorded to reflect December activity.

The changes in statutory assets and reserves are reflected in the exhibits and schedules in which they would normally be recorded with an offsetting adjustment of $21.9 million reported as “Termination of funds withheld and inception of coinsurance” on the Statement of Operations. There was no impact on net income or surplus as a result of this coinsurance agreement.

26

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Effective October 1, 2010, the funds withheld annuity coinsurance agreement between the Company and its affiliate on that date, United American Insurance Company (“United American”), which was established January 1, 1997, was mutually terminated by both companies. As the agreement was a funds withheld agreement, the resulting commutation resulted in no funds being transferred between the companies. The effects are detailed as follows:

●	Reduction of funds withheld on business assumed	$832.3 million

●	Reduction of Aggregate reserves for future policy benefits – life and annuity	$832.3 million

The $832.3 million was reflected on the Statement of Operations as “Termination of funds withheld and inception of coinsurance” to offset the decrease in reserves reflected on the Statement of Operations, “Increase in aggregate reserves for future policy benefits.”

Under this agreement, which had been established January 1, 1997, the Company had assumed the risk of the annuity products of United American. United American continued to hold the investments related to the policies assumed under this agreement. The reserves recorded for the assumed policies totaled $0 as of December 31, 2010. In accordance with the agreement, the Company recorded premium and annuity considerations totaling $35.7 million in 2010. The commission expense for this business totaled $1.3 million in 2010. The Company recorded investment income related to interest on funds withheld on business assumed totaling $37.4 million in 2010. Benefit expense totaling $43.7 million was recorded in 2010. An administrative fee to United American was paid totaling $0.9 million in 2010.

Effective October 1, 1985, the Company assumed a block of ordinary life policies from Liberty National. The reserves for the assumed policies totaled $5.0 million as of December 31, 2010. Associated assumed premiums totaled $105 thousand in 2010. Benefit expenses totaling $0.3 million was recorded in 2010.

27

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The amounts related to all reinsurance assumed and ceded as of and for the years ended December 31, 2011 and 2010, are shown below ($in thousands):

	2011		2010
Assumed	Former Affiliates*	Nonaffiliates	Former Affiliates*	Nonaffiliates

Aggregate reserves for future policy benefits	$4,404	$0	$5,033	$0
Premiums	105	0	35,788	0
Benefits	365	0	43,828	0
Commissions and reinsurance expense allowances	0	0	1,327	0

Ceded

Aggregate reserves for future policy benefits	30,108	8,707	29,414	8,513
Premiums	12,060	2,508	5,993	2,771
Benefits	8,610	2,889	2,390	2,067

Commissions and reinsurance expense allowances	0	0	0	0

* For comparison purposes, affiliates of the Company prior to its December 31, 2010 purchase by PLICO are shown as Former Affiliates. See Note 1 for further details of the December 31, 2010 purchase of the Company by PLICO. No amounts were ceded to, or assumed from, any of the
   Company’s affiliates at December 31, 2010.

The Company reinsures that portion of insurance risk, which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $0.5 million per life. Life insurance ceded represented 26% of total life insurance in force at December 31, 2011, and 23% of premium income for 2011 on life insurance policies. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation.

Ceded Reinsurance Report

Section 1 —General Interrogatories

●
Are any of the reinsurers, listed in Schedule S as nonaffiliated, owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company? Yes () No (X)

●
Have any of the policies issued by the Company been reinsured with a company chartered in a country other than the United States (excluding U.S. branches of such companies), which is owned in excess of 10% or controlled directly or indirectly by an

28

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in insurance business? Yes() No (X)

Section 2 — Ceded Reinsurance Report — Part A

●
Does the Company have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits? Yes() No (X)

●
Does the Company have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies? Yes() No (X)

Section 3 — Ceded Reinsurance Report — Part B
●
What is the estimated amount of the aggregate reduction in surplus, for agreements, not reflected in Section 2 above, of termination of all reinsurance agreements, by either party, as of the date of this statement? Where necessary, the Company may consider the current or anticipated experience of the business reinsured in making the estimate. None.

●
Have any new agreements been executed or existing agreements amended, since January 1 of the year of this statement, to include policies and contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement? Yes() No (X)

Uncollectible Reinsurance
The Company did not write off any reinsurance receivables during 2011.

Commutation of Ceded Reinsurance
The Company has not commuted any ceded reinsurance during 2011.

29

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

5.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

	2011		2010
Type	Gross	Net of Loading	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$2	$1	$88	$58
Ordinary renewal	17,083	29,695	20,907	33,951
Group life	3,420	5,966	3,523	6,174
Total	$20,505	$35,662	$24,518	$40,183

The Company had deferred and uncollected premiums of greater than 90 days outstanding at December 31, 2011 of less than $2 thousand. The Company had no deferred and uncollected premiums greater than 90 days outstanding as of December 31, 2011 and 2010.

30

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

6.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Contract Funds and other Liabilities Without Life or Disability Contingencies at December 31 2011 are as follows:

2011

	General Account	Separate Account Non-guaranteed	Total
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$0	$0	$0	0.0%
- at book value less surrender charge of 5% or more	1,857	0	1,857	0.3
- at market	0	481,614	481,614	78.6
Subtotal	1,857	481,614	483,471	78.9
Subject to discretionary withdrawal - without adjustments
- at book value (minimal or no charge or adjustments)	113,981	0	113,981	18.6
Not subject to discretionary withdrawal provision	9,568	5,413	14,981	2.5
Total annuity actuarial reserves and deposit fund liabilities (gross)	125,406	487,027	612,433	100.0%
Less: reinsurance	0	0	0
Total annuity actuarial reserves and deposit liabilities (net)	$125,406	$487,027	$612,433

The following information is obtained from the Annual Statement, which is filed with the Department and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2011:

($ in thousands)
2011
Life & Accident & Health Annual Statement:
Exhibit 5, section B, Totals (net)	$125,145
Exhibit 5, section C, Totals (net)	0
Exhibit 7, Column 1, Line 14	261
Subtotal	125,406
Separate Accounts Annual Statement:
Page 3, Line 1, Column 3, Totals	487,027
Page 3, Line 2, Column 3, Totals	0
Subtotal	487,027
Total annuity actuarial reserves and deposit fund liabilities	$612,433

31

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

7.	FEDERAL INCOME TAXES

The components of the net deferred tax asset/(liability) at December 31 are as follows:

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Gross Deferred Tax Assets	$83,245	$0	$83,245	$57,785	$8,926	$66,711	$25,460	$(8,926)	$16,534
Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
Adjusted Gross Deferred Tax Assets	83,245	0	83,245	57,785	8,926	66,711	25,460	(8,926)	16,534
Deferred Tax Liabilities	17,767	0	17,767	14,136	0	14,136	3,631	0	3,631
Subtotal - Net Deferred Tax Assets (Liabilities)	65,478	0	65,478	43,649	8,926	52,575	21,829	(8,926)	12,903
Deferred Tax Assets Nonadmitted	48,345	0	48,345	34,486	6,931	41,417	13,859	(6,931)	6,928
Net Admitted Deferred Tax Assets (Liabilities)	$17,133	$0	$17,133	$9,163	$1,995	$11,158	$7,970	$(1,995)	$5,975

The Company has elected to admit additional deferred tax assets (DTAs) pursuant to SSAP No. 10R, paragraph 10e for the reporting years ended December 31, 2011 and 2010.

Increase in admitted adjusted gross DTAs as a result of application of paragraph 10.e.:

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
With paragraph 10.e.	$17,133	$0	$17,133	$23,300	$1,995	$25,295	$(6,167)	$(1,995)	$(8,162)
With paragraph 10.a.-c.	5,535	0	5,535	17,055	665	17,720	(11,520)	(665)	(12,185)
Increase attrib utable to the application of 10.e.	$11,598	$0	$11,598	$6,245	$1,330	$7,575	$5,353	$(1,330)	$4,023

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(7)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components - SSAP 10R, paragraphs 10.a., 10.b. and 10.c.:
Paragraph 10.b. (the lesser paragraph of 10.b.i.and 10.b.ii. below)	5,535	0	5,535	2,918	665	3,583	2,617	(665)	1,952
Paragraph 10.a.	$0	$0	$0	$0	$0	$0	$0	$0	$0
Paragraph 10.b.i.	5,535	0	5,535	2,918	665	3,583	2,617	(665)	1,952
Paragraph 10.b.ii.	XXX	XXX	18,074	XXX	XXX	3,583	XXX	XXX	14,491
Paragraph 10.c.	17,767	0	17,767	14,137	0	14,137	3,630	0	3,630
Total	$23,302	$0	$23,302	$17,055	$665	$17,720	$6,247	$(665)	$5,582

Admission Calculation Components - SSAP 10R, paragraphs 10.e.:
Paragraph 10.e.i	$3,066	$0	$3,066	$0	$0	$0	$3,066	$0	$3,066
Paragraph 10.e.ii. (the lesser paragraph of 10.e.ii.a. and 10.e.ii.b. below)	8,533	0	8,533	6,245	1,330	7,575	2,288	(1,330)	958
Paragraph 10.e.ii.a	8,533	0	8,533	6,245	1,330	7,575	2,288	(1,330)	958
Paragraph 10.e.ii.b.	XXX	XXX	9,037	XXX	XXX	7,575	XXX	XXX	1,462
Paragraph 10.e.iii.	0	0	0	0	0	0	0	0	0
Total	$11,599	$0	$11,599	$6,245	$1,330	$7,575	$5,354	$(1,330)	$4,024

Used in SSAP 10R, Paragraph 10.d.:
Total Adjusted Capital less Expanded DTA	XXX	XXX	$198,196	XXX	XXX	$178,871	XXX	XXX	$19,325
Authorized Control Level	XXX	XXX	9,000	XXX	XXX	9,157	XXX	XXX	(157)

*XXX denotes not applicable

32

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The Company had no impact for tax planning strategies at December 31, 2011 or December 31, 2010:

	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary Percent	Capital Percent	(Col 1+2) Total Percent	Ordinary Percent	Capital Percent	Capital Total Percent	Ordinary Percent	Capital Percent	(Col 7+8) Total Percent
Impact of Tax Planning Strategies
Adjusted Gross DTA (% of Total Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%
Net Admitted Adjusted Gross DTA (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
SSAP 10R, Paragraph 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$5,535	$0	$5,535	$2,918	$665	$3,583	$2,617	$(665)	$1,952
Admitted Assets	XXX	XXX	1,480,483	XXX	XXX	1,586,952	XXX	XXX	(106,469)
Adjusted Statutory Surplus	XXX	XXX	180,744	XXX	XXX	475,105	XXX	XXX	(294,361)
Total Adjusted Capital from DTAs	XXX	XXX	5,535	XXX	XXX	3,583	XXX	XXX	1,952

Increase Due to SSAP 10R, paragraph 10.e.:
Admitted Deferred Tax Assets	$11,599	$0	$11,599	$6,245	$1,330	$7,575	$5,354	$(1,330)	$4,024
Admitted Assets	XXX	XXX	11,599	XXX	XXX	7,575	XXX	XXX	4,024
Statutory Surplus	XXX	XXX	11,599	XXX	XXX	7,575	XXX	XXX	4,024

*XXX denotes not applicable

There are no temporary differences for which deferred tax liabilities are not recognized.

33

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Current and deferred income taxes incurred consist of the following major components:

Current Income Tax:

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change

Federal	$7,213	$25,237	$(18,024)
Foreign	0	0	0
Subtotal	7,213	25,237	(18,024)
Federal income tax on capital gains	151	(3,151)	3,302
Utilization of capital loss carryforwards	0	0	0
Other	0	0	0
Federal and Foreign income taxes incurred	$7,364	$22,086	$(14,722)

Deferred Tax Assets:

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change
Ordinary:
Policyholder reserves	$23,302	$18,162	$5,140
Investments	8,134	0	8,134
Deferred acquisition costs	15,717	15,581	136
Other (including items <5% of total ordinary tax assets)	59	576	(517)
Purchased Intangibles	36,033	23,467	12,566
Subtotal	83,245	57,786	25,459

Statutory valuation allowance adjustment	0	0	0
Nonadmitted	48,345	34,486	13,859
Admitted ordinary deferred tax assets	34,900	23,300	11,600

Capital:
Investments	0	8,926	(8,926)
Net capital loss carryforward	0	0	0
Subtotal	0	8,926	(8,926)

Nonadmitted	0	6,931	(6,931)
Admitted capital deferred tax assets	0	1,995	(1,995)
Admitted deferred tax assets	34,900	25,295	9,605

Deferred Tax Liabilities:

Ordinary:
Deferred and uncollected premium	12,482	14,064	(1,582)
Policyholder reserves	5,285	0	5,285
Other (including items <5% of total ordinary tax assets)	0	72	(72)
Subtotal	17,767	14,136	3,631

Capital	0	0	0
Deferred tax liabilities	17,767	14,136	3,631

Net Deferred Tax Assets/Liabilities	$17,133	$11,158	$5,975

34

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The change in net deferred income taxes at December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in “Changes in Capital and Surplus”):

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change

Total Deferred Tax Assets	$83,245	$66,711	$16,534
Total Deferred Tax Liabilities	(17,767)	(14,136)	(3,631)
Net deferred tax assets/liabilities	$65,478	$52,575	12,903
Tax effect of unrealized gains/(losses)			0
Change in net deferred income tax			$12,903

Reconciliation of Federal Income Tax Rate to Actual Effective Rate -- among the more significant book to tax adjustments were the following:

	$ In thousands
	2011
	Amount In Thousands	Tax Effect	Effective Tax Rate (%)

Provision computed at statutory rate	$20,612	$7,214	35.0%

Tax on STAT Capital Gains	607	212	1.0
Amortization of IMR	(486)	(170)	(0.8)
Change in non-admits	(95)	(33)	(0.2)
Nondeductible expense	0	0	0.0
Tax-exempt income deduction	(1,960)	(686)	(3.3)
Deferred tax benefit due to Section 338(h)(10) election	(38,605)	(13,511)	(65.6)
Tax on Exhibit 5A reserve change	4,100	1,435	7.0
Total	$(15,827)	$(5,539)	(26.9)%

Federal income taxes incurred expense/(benefit)		7,213	35.0%
Tax on capital gains/(losses)		151	0.7
Change in net deferred income taxes charge/(benefit)		(12,903)	(62.6)
Total statutory income taxes		$(5,539)	(26.9)%

In conjunction with the Company’s change in ownership at December 31, 2010 as discussed in Note 1, an election under Internal Revenue Code Section 338(h)(10) was made, and the tax basis of the Company’s assets were revalued pursuant to this election. As a result of this election, the Company recognized a significant tax benefit in the rate reconciliation due to the deferred tax asset recorded on goodwill from the acquisition.

35

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

At December 31, 2011, the Company had no operating, no capital loss and no Alternative Minimum Tax carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands):

	Ordinary	Capital	Total
2009	$0	$0	$0
2010	0	0	0
2011	7,213	151	7,364
Total	$7,213	$151	$7,364

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code or state transferable tax credits.

The Company’s federal income tax return for the tax year ended December 31, 2011 will not be filed on a consolidated basis.

The Company’s federal income tax return for the tax year ended December 31, 2010 was consolidated with Torchmark Corporation and Subsidiaries. Under the tax sharing agreement of the Company’s previous owner, each Company paid a share of the total tax liability determined as if computed separately. Companies that would report a loss were reimbursed to the extent that their losses are utilized by affiliates with taxable income. The calculation was made pursuant to Federal Income Tax Regulation 1.552-1(a)(2) and 1.502-33(d)(3)(ii). Torchmark has assumed the current tax liability of the Company that would be pursuant to the 2010 tax return.

Effective January 1, 2012, the Company will adopt SSAP No. 101, “Income Taxes--A Replacement of SSAP No. 10R and SSAP No. 10” (“SSAP No. 101”). With regard to the amount of admitted deferred tax asset that an insurance company may report on its statutory financial statements, the NAIC implemented temporary rules that were first effective in 2009; these rules generally increased the amount of such asset during the three-year period ending December 31, 2011. During 2011, the NAIC issued SSAP No. 101, which replaces this previous set of rules regarding an insurance company’s statutory accounting for income taxes, beginning in 2012. At this time, the Company believes that the amount of admitted deferred tax assets that it will report in its 2012 statutory financial statements will not be materially different from what it would have reported had the aforementioned, previous set of rules stayed in effect.

36

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

8.	INFORMATION CONCERNING PARENT, SUBSIDIARY, AND AFFILIATES

Effective December 31, 2010, the Company is a wholly owned subsidiary of PLICO, an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of PLC, an insurance holding company domiciled in the State of Delaware.

PLICO purchased the Company on December 31, 2010 for $364.0 million. The Company was previously owned by Liberty National, a wholly-owned subsidiary of Torchmark.

The Company received no capital contributions during 2011 or 2010.

The Company paid no dividends or distributions during 2011.

The Company paid cash distributions to Liberty National of $10.2 million, $0.9 million, and $26.0 million on March 30, May 18, and June 21, 2010, respectively. The Company also paid an extraordinary dividend, which was approved by the Insurance Commissioner of the State of Nebraska, to Liberty National on December 20, 2010 with an estimated fair value of $304.7 million consisting of bonds and accrued interest of $117.6 million, preferred stocks and accrued dividends (see Torchmark preferred stock discussion below) of $190.9 million, offset by cash received from Liberty National of $3.7 million. The Company recognized realized losses of $(19.2) million and $(1.8) million on these bond and preferred stock distributions, respectively.

At December 31, 2009, the Company owned 136,012 shares 6.5% Cumulative Preferred Stock, Series A, and 52,200 shares of 7.15% Cumulative Preferred Stock, Series A of a former affiliate, Torchmark, which were subsequently distributed to Liberty National as part of an extraordinary dividend on December 20, 2010. Dividend income on Torchmark preferred stock was $12.2 million in 2010.

Affiliates under the control of PLC and Torchmark routinely receive from or pay to other affiliates reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. At December 31, 2011, the Company had an intercompany payable of $2.9 million. At December 31, 2010, the Company had no payables or receivables with affiliates or former affiliates

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business.

TMK Re., Ltd. (TMK Re.), a former affiliate of the Company borrowed $45 million and $44 million at an interest rate of 3.25% from the Company on March 10, 2010 and June 9, 2010, respectively. These borrowings were repaid in full on June 9, 2010 and July 20,

37

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

2010, respectively. Interest income related to these loans of $523 thousand is included in net investment income in the accompanying 2010 financial statements.

The Company borrowed $27 million and $15 million at an interest rate of 3.25% from a former affiliate, Torchmark, on June 21, 2010 and November 12, 2010, respectively. These borrowings were repaid in full on July 21, 2010 and December 20, 2010, respectively. Interest expense related to these borrowings of $125 thousand is included in investment income in the accompanying 2010 financial statements.

During 2009, the Company loaned, in a series of notes $215 million to former affiliates Torchmark, Liberty National, and TMK Re. These notes had an interest rate of 3.25%, and $45 million remained outstanding at December 31, 2009, which were subsequently repaid during 2010. Interest income of $366 thousand was included in net investment income in 2010.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $4.7 million under these contracts for the year ending December 31, 2011. The Company paid no amounts under these contracts for the year ending December 31, 2010.

The Company previously had an investment management agreement with Torchmark, a former affiliate. The Company was charged a fee based on the total value of securities managed. Total investment management fees paid to Torchmark was $2.0 million in 2010. Torchmark performed certain additional administrative services for the Company for which it was charged $0.2 million in 2010. The Company reimbursed Torchmark for general expenses paid on behalf of the Company. Torchmark also reimbursed the Company for general expenses incurred by the Company on behalf of Torchmark.

The Company paid commissions to Liberty National for certain of the Company’s policies sold by Liberty National agents. The amounts of commissions were $0.8 million in 2010.

The Company was charged for space, equipment, and services provided by Liberty National amounting to $1.3 million in 2010.

As more fully discussed in Note 4, reinsurance agreements exist between the Company, and former affiliates. However, the Company had no reinsurance agreements with affiliates at December 31, 2011 or December 31, 2010.

The Company serves as a sponsor to seven separate accounts at December 31, 2011.

38

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

9.	CAPITAL AND SURPLUS AND SHAREHOLDER’S DIVIDEND RESTRICTIONS

The Company has 500,000 common stock shares authorized, issued and outstanding with a $6.00 per share par value. The Company has no preferred stock outstanding.

Dividends and distributions on common stock are non-cumulative and are paid as determined by the Board of Directors. Normally, dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Nebraska in an amount up to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. The Company paid no dividends to PLICO during 2011. The Company paid $37.1 million of cash distributions on common stock to Liberty National during 2010. On December 20, 2010, the Company also paid an extraordinary dividend of $304.7 million consisting of bonds and accrued interest of $117.6 million, preferred stock and accrued dividends of $190.9 million, offset by cash received from Liberty National of $3.7 million. During 2012, the Company can pay $20.8 million in distributions without the approval of the Insurance Commissioner of the State of Nebraska.

The portion of unassigned surplus reduced by each item below at December 31, 2011 and 2010, is as follows:

	($ in thousands)
	2011	2010

Net unrealized losses, net of tax	$0	$0
Nonadmitted assets	(52,660)	(45,607)
Asset valuation reserve	(1,486)	0

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance —The Company reinsures the portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 thousand per life. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 4, the Company does not assume insurance risks of other companies.

Litigation — A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with

39

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

Collateral Requirements — The Company requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of the Company’s investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Assessments — In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength. At December 31, 2011, the Company accrued a liability of $1.1 million for estimated future assessments. The Company accrued a related asset for estimated future premium tax credits of $930 thousand at December 31, 2011, the realization of which will commence once the underlying assessments are made by the applicable state and subsequently paid by the Company. In addition at December 31, 2011, an asset of $70 thousand relates to assessments already paid that will be taken as credits on future premium tax returns. At December 31, 2011 the Company is not aware of any assessments that have a material effect on the financial statements.

40

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

11.	SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•	Variable Life
•	Variable Annuities

These products are included within the Separate Accounts pursuant to Nebraska Code §44-402.01.

In accordance with the products recorded within the Separate Account, all of the Company’s assets are considered legally insulated from the General Account. As of December 31, 2011 and 2010, the Company Separate Account statement included legally insulated assets of $635.7 million and $770.9 million, respectively. The assets legally insulated from the General Account as of December 31, 2011 are attributed to the following products:

($ in thousands)
(1)	(2)	(4)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable Life	$147,769	$0
Variable Annuities	487,919	0
Total	$635,688	$0

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2011, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $17.1 million. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $6.5 million and $6.7 million for the years ending December 31, 2011 and December 31, 2010, respectively.

During 2011, the General Account paid $0.3 million toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ending December 31, 2010, 2009, 2008 and 2007 were $0.8 million, $1.9 million, $1.0 million, and $1.0 million, respectively.

The Company did not have securities lending transactions within the Separate Account during either 2011 or 2010.

41

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Information regarding the Company’s non-guaranteed Separate Accounts is as follows:

			2011	2010
			($ in thousands)
1.		Premiums, consideration or deposits for the year ended December 31	$11,856	$13,347
2.		Reserves at December 31
	I.	For accounts with assets at:
		a. Market value	$627,733	$763,396
		b. Amortized cost	0	0
		Total reserves	$627,733	$763,396
	II.	By withdrawal characteristics:
		a. Subject to discretionary withdrawals	$0	$0
		b. With MV adjustment	0	0
		c. At book value without MV adjustment and with current surrender charge of 5% or more	0	0
		d. At market value	627,733	763,396
		e. At book value without MV adjustment and with current surrender charge less than 5%	0	0
		f. Subtotal	627,733	763,396
		g. Not subject to discretionary withdrawal	0	0
	h.	Total	$627,733	$763,396

Reconciliation of Net Transfers to (from) Separate Accounts is as follows:

	2011	2010
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$12,101	$13,346
Transfers from Separate Accounts	36,878	37,348
Net transfers to (from) Separate Accounts	$(24,777)	$(24,002)

42

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

12.	RECONCILIATION TO THE ANNUAL STATEMENT

The accompanying statutory-basis financial statements differ from the amounts shown in the Company’s statutory annual statement for 2010. Following is a reconciliation of account balances ($in thousands) as reported to state regulatory authorities to amounts reported herein (the 2010 adjustments do not change total cash and invested assets, capital and surplus, or net change in cash and short-term investment amounts):

2010
ADMITTED ASSETS - INVESTMENTS:

Total cash and invested assets as reported in the Company’s Annual Statement	$758,431
Adjustment to preferred stock	(24,785)
Adjustment to bonds	24,785

Total cash and invested assets as reported in the accompanying statutory-basis statements of admitted assets	$758,431

CHANGES IN CAPITAL AND SURPLUS:

Capital and Suplus at December 31, 2010 as reported in the Company’s Annual Statement	$186,446
Transfer of net assets to former affiliate pursuant to the purchase agreement	(5,883)
Dividends to stockholders	5,883

Capital and Suplus at December 31, 2010 as reported in the accompanying statutory-basis statements of changes in capital and surplus	$186,446

STATEMENT OF CASH FLOWS - OPERATING ACTIVITIES:

Net cash provided by operating activities as reported in the Company’s
Annual Statement	$64,483
Adjustment to federal and foreign income taxes paid	(4,168)
Net cash provided by operating activities as reported in the accompanying statutory-basis statements of cash flows	$60,315

STATEMENT OF CASH FLOWS - FINANCING AND MISCELLANEOUS SOURCES (USES):

Net cash used in financing and miscellaneous uses as reported in the Company’s Annual
Statement	$(5,388)
Adjustment to dividends to stockholders	4,380
Adjustment to other cash provided	(212)
Net cash used in financing and miscellaneous uses as reported in the accompanying statutory-basis statements of cash flows	$(1,220)

43

SUPPLEMENTAL SCHEDULES

UNITED INVESTORS LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA
as of December 31, 2011

($ in thousands)

Investment Income:
Government bonds	$434
Other bonds (unaffiliated)	44,417
Preferred stock (unaffiliated)	2,064
Contract loans	1,552
Short-term investments and cash on deposit	0
Investment income on funds withheld on assumed annuity business	28
Gross investment income	$48,495
Bonds & short term investments by class and maturity:
Bonds and short term investments by maturity - statement value
Due within one year	$5,195
Over 1 year through 5 years	13,547
Over 5 years through 10 years	110,020
Over 10 years through 20 years	146,741
Over 20 years	449,978
Total by maturity	$725,481
Bonds and short term investments by class - statement value
Class 1	$336,729
Class 2	386,303
Class 3	0
Class 4	0
Class 5	2,449
Class 6	0
Total by class	$725,481
Total bonds and short term publicly traded	$675,131
Total bonds and short term privately placed	$50,350
Short term investments - book value	$0
Cash on deposit and equivalents	$8,037

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA
as of December 31, 2011

($ in thousands)
Life insurance in force:
Ordinary	$10,954,161
Group	$1,318,428

Amount of accidental death insurance in force under Ordinary policies	$29,082
Life insurance policies with disability provisions in force:
Ordinary	$113,812
Group	$0
Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$223
Income payable	$0
Ordinary - involving life contingencies
Income payable	$0
Annuities:
Ordinary
Immediate - amount of income payable	$1,000
Deferred - not fully paid - account balance	106,879

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE COMPANY
SUMMARY INVESTMENT SCHEDULE
as of December 31, 2011

	Gross Investment Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
Bonds		($ in thousands)
US Treasury securities	$12,285	1.5%	$12,285	1.5%
US Government agency obligations
Issued by US Government agencies	153	0.0	153	0.0
Issued by US Government sponsered agencies	10,000	1.3	10,000	1.3
Non-US Government
Securities issued by state, territories and posssessions and political subdivisions in the US
States, territories and possessions general obligations
Political subdivisions of states territories and possessions and polictical subdivisions
Revenue and assessment obligations	74,786	9.5	74,786	9.5
Industrial development and similar obligations
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA
Issued by FNMA and FHLMC
CMO and REMIC
Issued by GNMA,FNMA and FHLMC	3,615	0.4	3,615	0.4
All other	6,131	0.8	6,131	0.8
Other debt and other fixed income securities
(excluding short term):
Unaffiliated domestic securities	556,931	70.5	556,931	70.5
Unaffiliated foreign securities	61,580	7.8	61,580	7.8
Preferred stocks:
Unaffiliated	25,099	3.2	25,099	3.2
Mortgage loans:
Single family residential properties
Commercial loans
Contract loans	31,431	4.0	31,426	4.0
Receivables for securities	1	0.0	1	0.0
Cash and short term investments	8,037	1.0	8,037	1.0
Total invested assets	$790,049	100.0%	$790,044	100.0%

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

1.	The Company’s total admitted assets (excluding Separate Accounts) as of December 31, 2011 were $859.5 million.

2.
State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($in thousands)
Bonds:
Muni Elec Auth Of Georgia	$25,000	2.9%
Transalta Corp	24,669	2.9%
Pepco Holdings Inc	19,953	2.3%
Upper Saint Clair Twp Pa Sch Dist	18,753	2.2%
Martin Marietta Materials	16,788	2.0%
Chubb Corp	16,273	1.9%
Berkshire Hathaway Inc	15,740	1.8%
Mesa Az Utility Sys Revenue	15,099	1.8%
San Antonio Tx Elec & Gas Revenue	15,000	1.7%
Shell International Fin	14,924	1.7%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and short term by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, short term investments:
NAIC Rated 1	$336,729	39.2%
NAIC Rated 2	386,303	44.9%
NAIC Rated 3	0	0.0%
NAIC Rated 4	0	0.0%
NAIC Rated 5	2,449	0.3%
NAIC Rated 6	0	0.0%
Preferred stocks:
NAIC Rated 2	25,099	2.9%

(Continued)

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

4.	State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments:

	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets. No.

	4.02	Total admitted assets held in foreign investments of $52.1 million (6.1% of total admitted assets).

	4.03	Foreign-currency denominated investments of $0

	4.04	Insurance liabilities denominated in that same foreign currency of $0

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$47,136	5.5%
Countries rated NAIC-2	5,000	0.6

6.	The Company’s largest foreign investment exposures in a single country, categorized by the country’s NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$14,924	1.7%
Switzerland	11,096	1.3
Countries rated NAIC-2
Ireland	5,000	0.6

10.	The Company’s largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating	Book Value	% of Admitted Assets
		($ in thousands)

Shell International Fin	1FE	$14,924	1.7%
Swiss Reinsurance	1FE	11,096	1.3
Arch Cap Group Ltd	1FE	8,820	1.0
Barrick Gold Corp	2FE	5,489	0.6
Xl Capital Ltd	2FE	5,000	0.6
Axa Sa	2FE	4,313	0.5
Statoilhydro Asa	1FE	2,496	0.3

(Continued)

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets. No

	11.02	Total admitted assets held in Canadian investments of $49.0 million or 5.7%.

	11.03	Canadian-currency-denominated investments of $0.

	11.04	Supporting Canadian-denominated insurance liabilities of $0.

	11.05	Unhedged Canadian currency exposure of $0.

13.	The amounts and percentages of admitted assets held in the largest 10 equity interests are as follows:

Issuer	Book Value	% of Admitted Assets
	($ in thousands)
Centaur Funding Corp	$11,413	1.3%
Fifth Third Cap Tr Vi	11,191	1.3
BB&T Corporation	2,495	0.3

Note: Interrogatories 7 through 9, 12, and 14 through 23 were not applicable.

(Concluded)
See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

OF UNITED INVESTORS LIFE INSURANCE COMPANY

REPORT ON AUDIT OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Index

Page(s)

Report of Independent Registered Public Accounting Firm	2

Report of Independent Registered Public Accounting Firm	3

Statement of Assets and Liabilities as of December 31, 2011	4

Statement of Operations for the year ended December 31, 2011	5

Statement of Changes in Net Assets for the years ended
December 31, 2011 and December 31, 2010	6-7

Notes to Financial Statements	8-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of the United Investors Universal Life Variable Account
and Board of Directors of United Investors Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the United Investors Universal Life Variable Account (the "Separate Account") at December 31, 2011, the results of its operations and the changes in their net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of United Investors Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
United Investors Life Insurance Company
and the Contract Owners of the
United Investors Universal Life Variable Account:

We have audited the accompanying statement of changes in net assets of each of the subaccounts (“portfolios,” for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Universal Life Variable Account (the “Universal Life Variable Account”) for the year ended December 31, 2010, and the unit values and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Universal Life Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2010, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets of each of the respective portfolios of the Universal Life Variable Account for the year ended December 31, 2010, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
April 28, 2011

United Investors Universal Life Variable Account
of United Investors Life Insurance Company

Statement of Assets and Liabilities

December 31, 2011

	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
ASSETS

Investments in underlying portfolio funds, at current fair value	$6,148,526	$4,241,789	$2,474,493	$18,681,707	$21,060,992	$2,692,869	$7,880,632	$1,205,302	$18,263,782	$12,106,132
Dividends and other receivables	-	-	-	-	-	-	-	-	-	-

Total assets	6,148,526	4,241,789	2,474,493	18,681,707	21,060,992	2,692,869	7,880,632	1,205,302	18,263,782	12,106,132

LIABILITIES

Liabilities - other payables	1,068	735	427	3,178	3,623	470	1,369	232	3,136	2,084

Net assets	$6,147,458	$4,241,054	$2,474,066	$18,678,529	$21,057,369	$2,692,399	$7,879,263	$1,205,070	$18,260,646	$12,104,048

Units Outstanding	1,716,578	2,259,361	1,362,375	11,059,540	11,224,874	1,360,223	4,108,306	1,205,154	3,944,123	5,891,740

Shares Owned in each Portfolio	675,091	470,536	426,343	1,596,550	2,066,647	787,665	1,003,135	1,205,302	1,197,876	1,295,938

Fair Value per Share	$9.11	$9.01	$5.80	$11.70	$10.19	$3.42	$7.86	$1.00	$15.25	$9.34

 See accompanying notes to financial statements

4

United Investors Universal Life Variable Account
of United Investors Life Insurance Company

Statement of Operations

December 31, 2011

	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
REVENUE

Dividend income	$79,102	$68,381	$66,797	$70,274	$86,718	$204,087	$36,852	$271	$-	$-

EXPENSES

Mortality and expense risk charges	52,639	31,533	17,850	137,128	153,298	19,665	62,079	9,561	144,685	97,016

Net investment income (loss)	26,463	36,848	48,947	(66,854)	(66,580)	184,422	(25,227)	(9,290)	(144,685)	(97,016)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investment shares	107,696	110,749	53,388	322,186	332,770	56,003	157,566	-	398,009	386,462
Capital gain distributions	-	360,320	16,492	628,925	790,673	-	-	-	736,108	118,912
Net realized gain (loss) on investments	107,696	471,069	69,880	951,111	1,123,443	56,003	157,566	-	1,134,117	505,374

Change in unrealized appreciation (depreciation) on investments	(680,903)	(396,143)	39,236	(678,882)	(731,893)	(112,842)	(824,176)	-	(2,228,141)	(1,950,381)

Net realized and unrealized gain (loss) on investments	(573,207)	74,926	109,116	272,229	391,550	(56,839)	(666,610)	-	(1,094,024)	(1,445,007)

Net increase (decrease) in net assets resulting from operations	$(546,744)	$111,774	$158,063	$205,375	$324,970	$127,583	$(691,837)	$(9,290)	$(1,238,709)	$(1,542,023)

See accompanying notes to financial statements.

5

United Investors Universal Life Variable Account
of United Investors Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2011

	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
OPERATIONS

Net investment income (loss)	$26,463	$36,848	$48,947	$(66,854)	$(66,580)	$184,422	$(25,227)	$(9,290)	$(144,685)	$(97,016)

Net realized gain (loss) on investments	107,696	471,069	69,880	951,111	1,123,443	56,003	157,566	-	1,134,117	505,374

Change in unrealized appreciation (depreciation) of investments	(680,903)	(396,143)	39,236	(678,882)	(731,893)	(112,842)	(824,176)	-	(2,228,141)	(1,950,381)

Net increase (decrease) in net assets resulting from operations	(546,744)	111,774	158,063	205,375	324,970	127,583	(691,837)	(9,290)	(1,238,709)	(1,542,023)

POLICY OWNERS' TRANSACTIONS

Proceeds from sales	315,119	323,775	180,166	1,583,412	1,923,309	191,054	646,504	119,963	1,324,502	982,655
Net transfer (to) from affiliate and subaccounts	(503,458)	(25,461)	675,426	27,528	(123,605)	(63,703)	(215,098)	(188,030)	(244,311)	(122,486)
Payments for redemptions	(551,778)	(453,421)	(983,440)	(1,562,833)	(2,022,076)	(322,577)	(782,753)	(108,933)	(1,625,671)	(1,103,321)
Cost of insurance	(308,855)	(282,755)	(161,846)	(1,132,092)	(1,212,184)	(143,618)	(402,145)	(97,059)	(958,403)	(637,362)
Sales expenses	(10,284)	(10,283)	(5,142)	(53,989)	(64,272)	(7,713)	(23,138)	(5,142)	(43,705)	(33,421)
Administrative expense	(16,849)	(14,975)	(6,702)	(78,142)	(94,761)	(7,927)	(29,438)	(2,355)	(85,257)	(54,034)

Net increase (decrease) from policy owners' transactions	(1,076,105)	(463,120)	(301,538)	(1,216,116)	(1,593,589)	(354,484)	(806,068)	(281,556)	(1,632,845)	(967,969)

Total increase (decrease) in net assets	(1,622,849)	(351,346)	(143,475)	(1,010,741)	(1,268,619)	(226,901)	(1,497,905)	(290,846)	(2,871,554)	(2,509,992)

NET ASSETS

Beginning of period	7,770,307	4,592,400	2,617,541	19,689,270	22,325,988	2,919,300	9,377,168	1,495,916	21,132,200	14,614,040

End of period	$6,147,458	$4,241,054	$2,474,066	$18,678,529	$21,057,369	$2,692,399	$7,879,263	$1,205,070	$18,260,646	$12,104,048

See accompanying notes to financial statements.

6

United Investors Universal Life Variable Account
of United Investors Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2010

	Asset Strategy	Balanced	Bond	Core Equity	Growth	High Income	International Growth	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
OPERATIONS

Net investment income (loss)	$24,419	$114,916	$77,171	$45,169	$(21,532)	$198,797	$20,312	$(11,133)	$442,035	$(94,615)

Net realized gain (loss) on investments	131,401	194,183	17,494	(336,980)	38,432	40,154	(44,090)	-	609,905	(42,302)

Change in unrealized appreciation (depreciation) of investments	403,463	352,025	31,911	3,655,884	2,320,966	134,897	1,168,915	-	1,212,448	3,401,819

Net increase (decrease) in net assets resulting from operations	559,283	661,124	126,576	3,364,073	2,337,866	373,848	1,145,137	(11,133)	2,264,388	3,264,902

POLICY OWNERS' TRANSACTIONS

Premium deposits and net transfers *	226,125	286,545	462,925	1,371,451	1,677,900	160,106	567,670	197,595	1,043,198	863,262
Payments for redemptions	(514,453)	(331,972)	(111,974)	(1,503,557)	(1,805,172)	(252,743)	(872,090)	(210,661)	(1,709,988)	(1,213,897)
Cost of insurance	(333,838)	(282,692)	(158,335)	(1,112,969)	(1,216,624)	(154,272)	(406,108)	(78,480)	(977,270)	(633,095)
Sales expenses	(9,618)	(7,325)	(4,915)	(42,718)	(49,687)	(5,255)	(15,195)	(12,157)	(43,549)	(27,477)
Administrative expense	(18,676)	(15,494)	(7,320)	(78,907)	(99,387)	(8,216)	(31,027)	(2,629)	(91,525)	(55,545)

Net increase (decrease) from policy owners' transactions	(650,460)	(350,938)	180,381	(1,366,700)	(1,492,970)	(260,380)	(756,750)	(106,332)	(1,779,134)	(1,066,752)

Total increase (decrease) in net assets	(91,177)	310,186	306,957	1,997,373	844,896	113,468	388,387	(117,465)	485,254	2,198,150

NET ASSETS

Beginning of period	7,861,484	4,282,214	2,310,584	17,691,897	21,481,092	2,805,832	8,988,781	1,613,381	20,646,946	12,415,890

End of period	$7,770,307	$4,592,400	$2,617,541	$19,689,270	$22,325,988	$2,919,300	$9,377,168	$1,495,916	$21,132,200	$14,614,040

* Includes transfer activity from other portfolios

See accompanying notes to financial statements.

7

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The United Investors Universal Life Variable Account (the “Separate Account”) was established on August 15, 1997, as a segregated account of United Investors Life Insurance Company (“UILIC”) in connection with the issuance of life policies (the “policies”) by the United Investors Universal Life Variable Account.  Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company, a wholly owned subsidiary of Protective Life Corporation, purchased all of the outstanding stock of UILIC.  New policies are no longer being sold but holders of existing policies may make additional deposits.  The investment options available under the policies have been registered as a unit investment trust under the Investment Company Act of 1940.

As of December 31, 2011, the Separate Account is divided into 10 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the year ended December 31, 2011, assets were invested in all ten of the subaccounts as follows:

Ivy Funds VIP Asset Strategy	Ivy Funds VIP High Income
Ivy Funds VIP Balanced	Ivy Funds VIP International Growth
Ivy Funds VIP Bond	Ivy Funds VIP Money Market
Ivy Funds VIP Core Equity	Ivy Funds VIP Science and Technology
Ivy Funds VIP Growth	Ivy Funds VIP Small Cap Growth

(2) Significant Accounting Policies

Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners.  Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are reported on the weighted average cost basis. Capital gain distributions are included in net realized gain/ (loss) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of UILIC. Under the provisions of the policies, UILIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax. Management will periodically review the policy in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the policies.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the policy owner’s interest to or from another subaccount or to the general account of UILIC.

8

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds.  Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statement of changes in net assets.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. In January of 2010, Financial Accounting Standards Board ("FASB") issued an amendment to Subtopic 820-10 that requires the following new disclosures: 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).  In addition, this Update provides amendments to clarify existing fair value measurement disclosures with respect to the required level of detail (i.e. class of assets and liabilities) and inputs and valuation techniques used for Level 2 and Level 3 investments.  In addition, this Update became effective for the Separate Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures were adopted by the Separate Account as of December 31, 2011 and did not have a material impact.

9

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets in active markets

b)	Quoted prices for identical or similar assets in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•
Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values
The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

10

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the year ended December 31, 2011, are as follows:

	Purchases	Sales
Ivy Funds VIP Asset Strategy	$706,272	$1,756,371
Ivy Funds VIP Balanced	849,440	915,561
Ivy Funds VIP Bond	1,029,295	1,265,477
Ivy Funds VIP Core Equity	1,768,018	2,422,722
Ivy Funds VIP Growth	1,963,227	2,833,453
Ivy Funds VIP High Income	350,946	521,104
Ivy Funds VIP International Growth	493,268	1,325,017
Ivy Funds VIP Money Market	859,877	1,150,818
Ivy Funds VIP Science and Technology	1,607,052	2,649,454
Ivy Funds VIP Small Cap Growth	1,019,469	1,966,314

(4) Expenses and Related Party Transactions

UILIC assumes mortality risks associated with the policies, as benefits paid to the policy owner or beneficiary may exceed policy value.  UILIC also incurs all expenses involving administration and maintenance of the policies, which may exceed charges assessed. In return, UILIC assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of 0.90% per annum for the first 10 policy years and then reduces the aggregate rate to 0.70% per annum thereafter.  An administrative fee of $60.00 on each policy anniversary is deducted through a redemption of units to compensate UILIC for expenses in administering the Universal Life Variable Account and the policy.

A deduction of 3.5% is charged from each premium deposit before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

On each monthly policy anniversary, a deduction is made from the policy account value to compensate UILIC for certain costs and expenses through a reduction in units.  On each of the first 10 policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit, which is composed of the following expenses:

1.
Cost of Insurance charge will be deducted monthly to compensate UILIC for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by UILIC based upon its expectation as to future mortality experience.

2.	A current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month).
3.	The guaranteed death benefit charge ($0.01 per $1,000 of face amount) as long as the death benefit guarantee remains in effect.
4.	Charges for any supplemental benefits added by riders to the policy.

If the policy is surrendered prior to the end of the 16th policy year or the end of the 16th year following an increase in face amount, UILIC will deduct a surrender charge based on the face amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases. The surrender charge varies based on the insured’s age on the policy date, or attained age at the time of an increase, and is calculated as an amount per $1,000 of the face amount. For each age, the surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after an increase in face amount).

A partial surrender charge equal to the lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge, will apply to each partial surrender.  This charge will be deducted from the policy value along with the partial surrender amount. Surrender charges are included in benefits, surrenders, and terminations in the accompanying statements of changes in net assets.

11

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:
	Units Issued	Units Redeemed	Net Increase (Decrease)

Ivy Funds VIP Asset Strategy:
2011	329,909	613,456	(283,547)
2010	1,089,896	1,277,345	(187,449)
Ivy Funds VIP Balanced:
2011	433,027	684,897	(251,870)
2010	1,041,000	1,255,693	(214,693)
Ivy Funds VIP Bond:
2011	935,093	1,109,170	(174,077)
2010	632,547	525,185	107,362
Ivy Funds VIP Core Equity:
2011	2,192,732	2,905,764	(713,032)
2010	4,609,912	5,547,184	(937,272)
Ivy Funds VIP Growth:
2011	1,932,400	2,780,328	(847,938)
2010	5,169,851	6,097,590	(927,739)
Ivy Funds VIP High Income:
2011	230,766	412,445	(181,679)
2010	549,965	699,557	(149,592)
Ivy Funds VIP International Growth:
2011	953,991	1,346,600	(392,609)
2010	1,974,900	2,397,727	(422,827)
Ivy Funds VIP Money Market:
2011	1,069,197	1,293,011	(223,814)
2010	1,027,899	1,111,121	(83,222)
Ivy Funds VIP Science and Technology:
2011	532,244	860,290	(328,046)
2010	1,930,773	2,338,406	(407,633)
Ivy Funds VIP Small Cap Growth:
2011	990,020	1,415,227	(425,207)
2010	3,072,483	3,631,160	(558,677)

12

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights

A summary of the units outstanding, unit fair values, net assets for variable life policies, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns the period ended December 31, 2011, were as follows:

	At December 31				For the year ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Ivy Funds VIP Asset Strategy:
2011	1,717	$3.552	$3.581	$6,147	1.14%	0.70%	0.90%	-8.04%	-7.85%
Ivy Funds VIP Balanced:
2011	2,259	1.862	1.877	4,241	1.55%	0.70%	0.90%	2.39%	2.59%
Ivy Funds VIP Bond:
2011	1,362	1.801	1.816	2,474	2.62%	0.70%	0.90%	6.35%	6.56%
Ivy Funds VIP Core Equity:
2011	11,060	1.675	1.689	18,679	0.37%	0.70%	0.90%	0.75%	0.96%
Ivy Funds VIP Growth:
2011	11,225	1.861	1.876	21,057	0.40%	0.70%	0.90%	1.21%	1.41%
Ivy Funds VIP High Income:
2011	1,360	1.963	1.979	2,692	7.27%	0.70%	0.90%	4.32%	4.53%
Ivy Funds VIP International Growth:
2011	4,108	1.902	1.918	7,879	0.43%	0.70%	0.90%	-8.15%	-7.97%
Ivy Funds VIP Money Market:
2011	945	1.264	1.275	1,205	0.02%	0.70%	0.90%	-0.88%	-0.68%
Ivy Funds VIP Science and Technology:
2011	3,944	4.592	4.630	18,260	N/A	0.70%	0.90%	-6.61%	-6.42%
Ivy Funds VIP Small Cap Growth:
2011	5,892	2.037	2.054	12,104	N/A	0.70%	0.90%	-11.40%	-11.23%

13

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

A summary of the units outstanding, unit fair values, net assets for variable life policies, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the four years in the period ended December 31, 2010, were as follows:

	At December 31			For the year ended December 31
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP Asset Strategy:
2010	2,000	$3.885	$7,770	1.08%	0.75%	7.44%
2009	2,187	3.594	7,861	10.53%	0.83%	21.85%
2008	2,378	2.896	6,884	7.41%	0.88%	-29.90%
2007	2,331	3.935	9,173	5.98%	0.90%	37.01%
Ivy Funds VIP Balanced:
2010	2,511	1.829	4,592	3.39%	0.74%	15.21%
2009	2,725	1.571	4,282	2.63%	0.81%	11.79%
2008	2,931	1.397	4,095	0.18%	0.88%	-23.75%
2007	3,085	1.783	5,502	1.40%	0.90%	11.81%
Ivy Funds VIP Bond:
2010	1,536	1.704	2,618	3.76%	0.72%	4.99%
2009	1,429	1.617	2,311	3.93%	0.79%	6.20%
2008	1,586	1.519	2,409	0.09%	0.87%	-0.53%
2007	1,561	1.526	2,383	4.47%	0.90%	4.76%
Ivy Funds VIP Core Equity:
2010	11,773	1.672	19,689	0.98%	0.73%	18.69%
2009	12,710	1.392	17,692	1.01%	0.79%	21.52%
2008	13,642	1.13	15,414	2.88%	0.88%	-41.35%
2007	14,485	1.746	25,296	9.72%	0.90%	12.19%
Ivy Funds VIP Growth:
2010	12,073	1.849	22,326	0.63%	0.74%	11.20%
2009	13,001	1.652	21,481	3.17%	0.81%	23.64%
2008	13,864	1.309	18,150	1.01%	0.88%	-43.56%
2007	14,778	2.072	30,615	2.53%	0.90%	22.32%
Ivy Funds VIP High Income:
2010	1,542	1.893	2,919	7.75%	0.72%	13.21%
2009	1,692	1.659	2,806	9.00%	0.78%	36.78%
2008	1,687	1.141	1,924	0.65%	0.87%	-23.63%
2007	1,764	1.47	2,594	7.85%	0.90%	2.92%

14

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

	At December 31			For the year ended December 31
			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000s)	Value	(000s)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP International Growth:
2010	4,501	$2.083	$9,377	0.97%	0.73%	13.25%
2009	4,924	1.826	8,989	1.59%	0.80%	23.77%
2008	5,162	1.449	7,478	2.29%	0.88%	-53.15%
2007	5,587	2.525	14,106	3.24%	0.90%	18.43%
Ivy Funds VIP Money Market:
2010	1,169	1.28	1,496	0.08%	0.81%	-0.73%
2009	1,252	1.288	1,613	1.01%	0.85%	0.17%
2008	1,207	1.285	1,551	2.11%	0.89%	1.22%
2007	750	1.269	952	4.50%	0.90%	3.60%
Ivy Funds VIP Science and Technology:
2010	4,272	4.946	21,132	2.95%	0.74%	11.34%
2009	4,680	4.412	20,647	6.49%	0.82%	36.21%
2008	5,012	3.088	15,480	2.79%	0.89%	-40.34%
2007	5,404	4.711	25,458	19.64%	0.90%	20.71%
Ivy Funds VIP Small Cap Growth:
2010	6,317	2.313	14,614	N/A	0.74%	25.53%
2009	6,876	1.806	12,416	0.42%	0.82%	29.79%
2008	7,272	1.35	9,815	1.54%	0.88%	-50.51%
2007	7,830	2.238	17,521	9.75%	0.90%	11.68%

 (a) This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the  Expense Ratio.  N/A is noted if the fund did not pay any dividends.

 (b) This ratio represents the annualized policy expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of policy owner units are excluded.

 (c) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(d) Based on average assets for the period

(e) Based on average assets for the period and only includes expenses borne directly by United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units.  Fees are charged as direct reduction in unit values

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2011, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

15

PART C OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors Life Insurance
Company establishing United Investors Universal Life Variable Account.(1)
(b)	Custodian Agreements. Not Applicable.
(c)	Contracts
	(1)	Sterne Agee Financial Services, Inc. Agreements:
		a.	Principal Underwriting Agreement(5)
			i.	Amendment to Principal Underwriting Agreement(10)
			ii.	Second Amendment to Principal Underwriting Agreement(8)
			iii.	Third Amendment to Principal Underwriting Agreement(10)
			iv.	Fourth Amendment to Principal Underwriting Agreement(11)
		b.	Limited Selling Agreement(6)
	(2)	Comerica Securities, Inc. Agreement:
		a.	Principal Underwriting Agreement(11)
(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy(1)
(e)	Applications. Application form(3)
(f)	Depositor’s Certificate of Incorporation and By-Laws.
	(1)	Amended and Restated Articles of Incorporation of United Investors Life Insurance Company.(12)
	(2)	Amended and Restated By-laws of United Investors Life Insurance Company.(12)
(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements.
	(1)	Form of Participation Agreement(4)
	(2)	First Amendment of Participation Agreement(4)
	(3)	Second Amendment of Participation Agreement(4)
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts:
	(1)	Rule 22c-2 Shareholder Information Agreement(10)
(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.(11)
(l)	Actuarial Opinion. Not applicable.
(m) Calculation.(11)
(n)	Other Opinions.
	(1)	Consent of Sutherland Asbill & Brennan LLP.(13)
	(2)	Consent of PricewaterhouseCoopers LLP.(13)
	(3)	Consent of Deloitte & Touche LLP.(13)
(o)	Omitted Financial Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.(8)
(r)	Power of Attorney.(13)

(1)	Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

(2)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to
Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22,
1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File
No. 333-26505, filed on August 8, 1997.
(4)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form N-4
Registration Statement, File No. 333-89797, filed April 26, 2000.
(5)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4
Registration Statement, File No. 333-89797, filed on April 30, 2001.
(6)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4
Registration Statement, File No. 333-89797, filed on April 29, 2002.
(7)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Form N-6
Registration Statement, File No. 333-26505, filed on April 30, 2003.
(8)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to the Form N-6
Registration Statement, File No. 333-26505, filed on April 30, 2004.
(9)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 10 to the Form N-6
Registration Statement, File No. 333-26505, filed on May 2, 2005.
(10)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to the Form N-6
Registration Statement, File No. 333-26505, filed on April 27, 2007.
(11)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Registration Statement on
Form N-6 (333-26505), as filed with the Commission on April 30, 2010.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form
N-6 (333-26505), as filed with the Commission on April 29, 2011.
(13)	Filed herewith.

Item 27. Directors and Officers of the Depositor

     United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Berko, Edward M	Executive Vice President and Chief Risk Officer
Bielen, Richard J.	Vice Chairman, Chief Financial Officer and Director
Black, Lance P.	Senior Vice President and Treasurer
Cyphert, Mark	Senior Vice President and Chief Information Officer
Johns, John D.	Chairman of the Board, Chief Executive Officer and Director
Johnson, Carolyn M	President and Director
Kibler, Paul N	Director
King, Carolyn	Senior Vice President, Acquisitions and Corporate Development
Long, Deborah J.	Executive Vice President, General Counsel, Secretary and Director
Passafiume, Philip E.	Senior Vice President and Director of Fixed Income
Prior, Charles M	Senior Vice President, Mortgage Loans
J ohn F. Simon	Senior Vice President and Chief Product Actuary
Stuenkel, Wayne E.	Senior Vice President
Thigpen, Carl S.	Executive Vice President, Chief Investment Officer and Director
Walker, Steven G.	Senior Vice President, Controller , and Chief Accounting Officer

*	The principal business address of each person is: United Investors Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

      The Registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Insurance Company. Protective Life Insurance Company is a wholly owned subsidiary of Protective Life Corporation (PLC). Various companies and other entities controlled by PLC may therefore be considered to be under common control with the Registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of PLC for the fiscal year ended December 31, 2011 (File No. 001-11339) filed with the Commission on February 28, 2012.

Item 29. Indemnification

     Article XI of the By-laws of United Investors provides, in substance, that any of United Investors’ directors and officers, who is a party or is threatened to be made a party to any threatened, pending, or completed claim, action, suit or proceeding, other than an action by or in the right of United Investors, by reason of the fact that he is or was an officer or director, shall be indemnified by United Investors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of United Investors to procure a judgment in its favor, such person shall be indemnified by United Investors against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to United Investors unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by United Investors against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by United Investors only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been wholly successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

     In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)
Other Activity. As of February 1, 2010, Comerica Securities, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies. Prior to that date, Sterne Agee Financial Services, Inc. was the principal underwriter of the policies. Its principal underwriting agreement terminated as of January 31, 2010.

(b)	Management. The following table provides certain information with respect to the principal officers and directors of Comerica Securities, Inc.:

Name and Principal Business Address*	Positions and Offices with Comerica Securities, Inc.
Ross E. Rogers	Chairman, President and Chief Executive Officer
David K. Skolnik	Executive Vice President
Julia C. Wellborn	Executive Vice President
Crescenzo Christopher Scotto Divetta	Senior Vice President, Chief Operating Officer, Treasurer &
Director
David T. Doyle	Senior Vice President, Chief Compliance Officer and Director
Eileen M. Ashley	Senior Vice President and Director
Cindy J. Higgins	Senior Vice President and Director
Randy B. Nobles	Senior Vice President and Director
Ralph Pierro	Senior Vice President
Alejandro R. Rossini	Senior Vice President and Director
Peter L. Sefzik	Senior Vice President and Director
Marc Scheuer	Senior Vice President
Michael C. Wilson	Director

*	The principal business address for the officers and directors listed is 201 W. Fort Street, Detroit, Michigan48226.

(c)
Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2011:

		(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning the	(4)	(5)
Name of Principal	Discounts	Deduction of a	Brokerage	Other
Underwriter	and Commissions	Deferred Sales Load	Commissions	Compensation
Comerica Securities, Inc.	$60,000	None	N/A	None

Item 31. Location of Accounts and Records

      All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2801 Highway 280 South, Birmingham, AL 35223.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 30 day of April, 2012.

UNITED INVESTORS UNIVERSAL LIFE
VARIABLE ACCOUNT (REGISTRANT)

By:	*
John D. Johns Director, Chairman of the Board and Chief Executive Officer

By:	UNITED INVESTORS LIFE INSURANCE
COMPANY (DEPOSITOR)

BY:	*
John D. Johns Director, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signatures	Title	Date
/S/JOHN D. JOHNS	Director, Chairman of the Board and
JOHN D. JOHNS	Chief Executive Officer	April 30, 2012
/S/RICHARD J. BIELEN	Vice Chairman, Chief Financial Officer
RICHARD J. BIELEN	and Director	April 30, 2012
*	President and Director
CAROLYN JOHNSON		April 30, 2012
/S/STEVEN G. WALKER	Senior Vice President, Controller, and
STEVEN G. WALKER	Chief Accounting Officer	April 30, 2012
*BY: /S/ MAX BERUEFFY
Max Berueffy
Attorney-in-Fact		April 30, 2012

Exhibit Index
26(n)(1)	Consent of Sutherland Asbill & Brennan LLP.
26(n)(2)	Consent of PricewaterhouseCoopers LLP.
26(n)(3)	Consent of Deloitte & Touche LLP.
26(r)	Power of Attorney